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                                                                   EXHIBIT 10.65

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

                                    INDENTURE

                          Dated as of November 26, 2002

                              The Bank of New York,
                              as Indenture Trustee

                  ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST
                              EQUIPMENT LOAN NOTES
                                RECEIVABLES NOTES

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                                TABLE OF CONTENTS

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                                                                                                           Page
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                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE
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SECTION 1.1     Definitions.................................................................................4

                                   ARTICLE II
                                    THE NOTES

SECTION 2.1     Form........................................................................................4
SECTION 2.2     Execution, Authentication and Delivery......................................................4
SECTION 2.3     Advances and Repayments.....................................................................5
SECTION 2.4     Registration; Registration of Transfer and Exchange of Notes................................5
SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes..................................................6
SECTION 2.6     Persons Deemed Noteholders..................................................................8
SECTION 2.7     Payment of Principal, Interest and Certain Fees.............................................8
SECTION 2.8     Cancellation of Notes.......................................................................9
SECTION 2.9     Release of Trust Estate....................................................................10
SECTION 2.10    ALER as Noteholder.........................................................................10
SECTION 2.11    Tax and ERISA Treatment....................................................................10
SECTION 2.12    Restrictions on Transfer...................................................................10
SECTION 2.13    Rule 144A..................................................................................12

                                   ARTICLE III
                                    COVENANTS

SECTION 3.1     Payment of Principal and Interest..........................................................12
SECTION 3.2     Maintenance of Agency Office...............................................................12
SECTION 3.3     Money for Payments To Be Held in Trust.....................................................12
SECTION 3.4     Existence..................................................................................14
SECTION 3.5     Protection of Trust Estate; Acknowledgment of Pledge.......................................14
SECTION 3.6     Opinions as to Trust Estate................................................................15
SECTION 3.7     Performance of Obligations; Servicing of Loans; Consent to Amendments......................15
SECTION 3.8     Negative Covenants.........................................................................16
SECTION 3.9     Annual Statement as to Compliance..........................................................17
SECTION 3.10    Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets........................17
SECTION 3.11    Successor or Transferee....................................................................19
SECTION 3.12    No Other Business..........................................................................19
SECTION 3.13    No Borrowing...............................................................................19
SECTION 3.14    Guarantees, Loans, Advances and Other Liabilities..........................................19
SECTION 3.15    Servicer's Obligations.....................................................................20
SECTION 3.16    Capital Expenditures.......................................................................20
SECTION 3.17    Removal of Administrator...................................................................20
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SECTION 3.18    Restricted Payments........................................................................20
SECTION 3.19    Notice of Events of Default................................................................20
SECTION 3.20    Further Instruments and Acts...............................................................21
SECTION 3.21    Indenture Trustee's Assignment of Administrative Loans, Substituted Loans, Warranty
                Loans and Other Loans......................................................................21
SECTION 3.22    Representations and Warranties by the Issuer to the Indenture Trustee and the Insurer......21
SECTION 3.23    Compliance with Laws.......................................................................23
SECTION 3.24    Indemnity for Liability Claims.............................................................23
SECTION 3.25    Use of Proceeds............................................................................24
SECTION 3.26    Borrowing Base Certificate.................................................................24
SECTION 3.27    Letters of Credit..........................................................................24
SECTION 3.28    Non Consolidation of Issuer................................................................26
SECTION 3.29    No Bankruptcy Petition.....................................................................27
SECTION 3.30    Liens......................................................................................27
SECTION 3.31    Investment Company Act.....................................................................27
SECTION 3.32    Information Requests.......................................................................27
SECTION 3.33    [Reserved].................................................................................27
SECTION 3.34    Change of Control..........................................................................27

                                   ARTICLE IV
                            RAPID AMORTIZATION EVENTS

SECTION 4.1     Rapid Amortization Events..................................................................27

                                    ARTICLE V
                              DEFAULT AND REMEDIES

SECTION 5.1     Events of Default..........................................................................29
SECTION 5.2     Acceleration of Maturity; Rescission and Annulment.........................................31
SECTION 5.3     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..................31
SECTION 5.4     Remedies; Priorities.......................................................................33
SECTION 5.5     Optional Preservation of the Trust Estate..................................................35
SECTION 5.6     Limitation of Suits........................................................................35
SECTION 5.7     Unconditional Rights of Noteholders To Receive Principal and Interest......................36
SECTION 5.8     Restoration of Rights and Remedies.........................................................36
SECTION 5.9     Rights and Remedies Cumulative.............................................................36
SECTION 5.10    Delay or Omission Not a Waiver.............................................................36
SECTION 5.11    [Reserved].................................................................................36
SECTION 5.12    Waiver of Past Defaults....................................................................36
SECTION 5.13    Undertaking for Costs......................................................................37
SECTION 5.14    Waiver of Stay or Extension of Laws........................................................37
SECTION 5.15    Action on Notes............................................................................37
SECTION 5.16    Performance and Enforcement of Certain Obligations.........................................38
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
                                   ARTICLE VI
                              THE INDENTURE TRUSTEE
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SECTION 6.1     Duties of Indenture Trustee................................................................39
SECTION 6.2     Rights of Indenture Trustee................................................................40
SECTION 6.3     Indenture Trustee May Own Notes............................................................42
SECTION 6.4     Indenture Trustee's Disclaimer.............................................................42
SECTION 6.5     Notice of Defaults and Events of Default...................................................42
SECTION 6.6     Reports by Indenture Trustee to Holders....................................................42
SECTION 6.7     Compensation; Indemnity....................................................................42
SECTION 6.8     Replacement of Indenture Trustee...........................................................43
SECTION 6.9     Merger or Consolidation of Indenture Trustee...............................................44
SECTION 6.10    Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........................44
SECTION 6.11    Eligibility; Disqualification..............................................................46
SECTION 6.12    [Reserved].................................................................................46
SECTION 6.13    Representations and Warranties of Indenture Trustee........................................46
SECTION 6.14    Indenture Trustee May Enforce Claims Without Possession of Notes...........................47
SECTION 6.15    Suit for Enforcement.......................................................................47
SECTION 6.16    Rights of the Control Party to Direct Indenture Trustee....................................47
SECTION 6.17    Ambac Policy...............................................................................47

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1     Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.....................49
SECTION 7.2     Preservation of Information, Communications to Noteholders.................................49
SECTION 7.3     Reports by Indenture Trustee...............................................................49

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1     Collection of Money........................................................................49
SECTION 8.2     Designated Accounts; Payments..............................................................50
SECTION 8.3     General Provisions Regarding Accounts......................................................57
SECTION 8.4     Release of Trust Estate....................................................................57
SECTION 8.5     Opinion of Counsel.........................................................................57
SECTION 8.6     Additional Payments to Indenture Trustee and Insurer.......................................58
SECTION 8.7     Attribution of Reserve Account and Letters of Credit to Notes..............................58

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 9.1     Amendments Without Consent of Noteholders..................................................58
SECTION 9.2     Amendments With Consent of Noteholders; Waivers............................................59
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SECTION 9.3     Execution of Amendments or Waivers.........................................................61
SECTION 9.4     Effect of Amendments or Waivers............................................................61
SECTION 9.5     [Reserved].................................................................................61
SECTION 9.6     Reference in Notes to Amendments and Waivers...............................................61

                                    ARTICLE X
                               REDEMPTION OF NOTES

SECTION 10.1    Redemption.................................................................................62
SECTION 10.2    Form of Redemption Notice..................................................................62
SECTION 10.3    Equipment Notes Payable on Redemption Date.................................................63
SECTION 10.4    Conditional Call...........................................................................63

                                   ARTICLE XI
                           SATISFACTION AND DISCHARGE

SECTION 11.1    Satisfaction and Discharge of Indenture....................................................63
SECTION 11.2    Application of Trust Money.................................................................65
SECTION 11.3    Repayment of Monies Held by Paying Agent...................................................65
SECTION 11.4    Duration of Position of Indenture Trustee for Benefit of Registered Owners.................65

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 12.1    Compliance Certificates and Opinions, etc..................................................65
SECTION 12.2    Form of Documents Delivered to Indenture Trustee...........................................67
SECTION 12.3    Acts of Noteholders and the Insurer........................................................67
SECTION 12.4    Notices, etc., to Indenture Trustee, Issuer, the Control Party and Rating Agencies.........68
SECTION 12.5    Notices to Noteholders; Waiver.............................................................68
SECTION 12.6    Alternate Payment and Notice Provisions....................................................69
SECTION 12.7    [Reserved].................................................................................69
SECTION 12.8    Effect of Headings and Table of Contents...................................................69
SECTION 12.9    Successors and Assigns.....................................................................69
SECTION 12.10   Separability...............................................................................69
SECTION 12.11   Benefits of Indenture......................................................................69
SECTION 12.12   Legal Holidays.............................................................................69
SECTION 12.13   Governing Law..............................................................................70
SECTION 12.14   Counterparts...............................................................................70
SECTION 12.15   Recording of Indenture.....................................................................70
SECTION 12.16   No Recourse................................................................................70
SECTION 12.17   No Petition................................................................................71
SECTION 12.18   Inspection.................................................................................71
SECTION 12.19   Assignment.................................................................................71
SECTION 12.20   Survival of Agreement......................................................................71
SECTION 12.21   Cooperation and Further Assurances.........................................................71
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SECTION 12.22   Waiver of Jury Trial.......................................................................72
SECTION 12.23   Consent to Jurisdiction....................................................................72
SECTION 12.24   No Recourse................................................................................73
SECTION 12.25   No Recourse as to Indenture Trustee........................................................73
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EXHIBITS

Exhibit A-1   - Form of Equipment Loan Note
Exhibit A-2   - Form of Receivables Note
Exhibit B     - Locations of Schedule of Loans and Receivables

SCHEDULES

Schedule 3.22 - Perfection Certificate - Issuer

                                       -v-

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          INDENTURE, dated as of November 26, 2002 between ALLIANCE LAUNDRY
EQUIPMENT RECEIVABLES TRUST 2002-A, a Delaware statutory trust (together with its permitted successors and assigns, the "Issuer") and THE BANK OF NEW YORK, a
New York banking corporation, as trustee (the "Indenture Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes and the Insurer.

                                 GRANTING CLAUSE

          In order to secure (i) payment of the Notes and all other amounts payable by the Issuer under the terms of the Basic Documents and (ii) the performance by the Issuer of all of its covenants and agreements in this Indenture and the other Basic Documents to which it is a party, the Issuer hereby Grants to the Indenture Trustee, as trustee for the benefit of the Noteholders and the Insurer (each of the foregoing, a "Beneficiary" and collectively, the "Beneficiaries") to secure the Issuer's obligations under the Notes and the Basic Documents to which it is a party, all of the Issuer's assets, whether now owned or hereafter acquired, including all of the Issuer's right, title and interest in, to and under:

     (a) the Equipment Loans, including without limitation, any Substitute Loans and all documents and instruments evidencing or governing the Loans and all related Loan Files and all monies paid or payable thereon (including Liquidation
Proceeds);

     (b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to the Loans and any other collateral securing the Loans;

     (c) the Receivables and all monies paid or payable thereon;

     (d) any Insurance Policies and proceeds thereof, and all rights and benefits thereunder with respect to the Equipment and any other collateral securing the Loans;

     (e) any Guaranties, all other Supporting Obligations with respect to each Loan or Account, and Proceeds thereof;

     (f) the Lockboxes and the Lockbox Accounts and all funds on deposit from time to time in the Lockboxes or in the Lockbox Accounts and all proceeds thereof;

     (g) the Pooling and Servicing Agreement and the other Basic Documents
(including all of its rights under the Purchase Agreement, the Custodian
Agreement and any Assignment, but excluding the Trust Agreement, the Certificates and the documents and certificates executed in connection therewith);

     (h) any Interest Rate Cap Agreements;

     (i) the Reserve Account and all proceeds thereof including the Initial
Reserve Account Deposit and all cash and other amounts, investments and investment property held from time to time in the Reserve Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise including any sub-accounts);

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     (j) the Loan Collection Account, the Receivables Collection Account
including any sub-accounts and all the proceeds thereof including all other amounts, investments and investment property held from time to time in the Loan
Collection Account and the Receivables Collection Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise);

     (k) any Warranty Payments and Administrative Purchase Payments;

     (l) the Letters of Credit;

     (m) all Accounts;

     (n) all Contracts;

     (o) all Deposit Accounts;

     (p) all Security Entitlements;

     (q) all Documents;

     (r) all UCC Equipment;

     (s) all Goods;

     (t) all General Intangibles and Payment Intangibles;

     (u) all Instruments;

     (v) all Inventory;

     (w) all Investment Property;

     (x) all Chattel Paper;

     (y) all Supporting Obligations;

     (z) all Letter-of-Credit Rights;

     (aa) all FCIA Insurance covering Receivables, the Obligors with respect to which are not residents in the United States; and

     (bb) all present and future claims, contract rights, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and loans, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                                       -2-

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     All of the Issuer's right, title and interest in, to and under the items in
(a) through (bb) being referred to as the "Trust Estate".

          The foregoing Grant is made in trust to secure the payment of principal of, and interest on, and any other amounts owing in respect of the Notes of a class equally and ratably without prejudice, priority or distinction, and among the class of Notes in accordance with the priorities set forth herein and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture constitutes a security agreement under the UCC.

          The foregoing Grant includes all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Trust Estate, including the immediate and continuing right to claim for, collect, receive and give receipt for payments in respect of the Equipment Loans and the Receivables included in the Trust Estate and all other monies payable under the Trust Estate, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Trust Estate.

          The Indenture Trustee, as trustee on behalf of the Beneficiaries, acknowledges such Grant, and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

          The pledge of the Trust Estate by the Issuer pursuant to this Indenture does not constitute, and is not intended to result in, an assumption by the Indenture Trustee or any Beneficiary of any obligation of the Issuer, the Servicer, Owner Trustee, or Transferor to any Obligor or other Person in connection with the Equipment, the Loans, the Receivables, the Insurance
Policies, the FCIA Insurance, the Guaranties, any document in the Loan Files, or any other part of the Trust Estate other than those obligations specifically assumed pursuant to the terms of the Basic Documents.

          The Issuer hereby irrevocably authorizes the Indenture Trustee, at any time, and from time to time, to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Trust Estate (including any such financing statements and amendments thereto that identify the Trust Estate as including all assets of the Issuer), regardless of whether any particular asset comprised in the Trust Estate falls within the scope of Article 9 of the Uniform Commercial Code, and (b) provide any other information required for the sufficiency or filing office acceptance of any financing statement or amendment. The Issuer agrees to furnish any such information to the Indenture Trustee promptly upon the Indenture Trustee's request. The Issuer also ratifies its authorization for the Indenture Trustee, to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
The Indenture Trustee shall have no obligation to file any financing statement or continuation statement unless it is directed to do so by the Issuer, the Servicer or the Control Party and it is provided with the financing statement in form for filing.

                                       -3-

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                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1 Definitions. Certain capitalized terms used in this Indenture shall have the respective meanings assigned them in Part I of Appendix
A to the Pooling and Servicing Agreement of even date herewith among the Issuer, ALER and ALS (as it may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement"). All references herein to "the Indenture" or "this Indenture" are to this Indenture as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A. All references herein to Articles, Sections, subsections and exhibits are to Articles, Sections, subsections and exhibits contained in or attached to this Indenture unless otherwise specified.
All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in
Part II of such Appendix A shall be applicable to this Indenture.

                                   ARTICLE II

                                    THE NOTES

          SECTION 2.1 Form.

          (a) Each of the Equipment Loan Notes and Receivables Notes, with the
Indenture Trustee's certificate of authentication, shall be substantially in the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and each such class may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          (c) Each Note shall be dated the date of its authentication. The terms of each Note, as provided for in Exhibits A-1 and A-2 hereto, are part of the terms of this Indenture.

          (d) The Notes in substantially the form set forth in Exhibits A-1 and A-2 shall represent the Notes which have been issued and sold to the Noteholders pursuant to the Note Purchase Agreement.

          SECTION 2.2 Execution, Authentication and Delivery.

          (a) Each Note shall be dated the date of its authentication.

                                       -4-

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          (b) The Notes shall be executed on behalf of the Issuer by any of its
Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

          (c) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

          (d) The Indenture Trustee shall upon Issuer Order authenticate and deliver to, or upon the order of, the Issuer, the Equipment Loan Notes for original issue in aggregate principal amount of up to $300,000,000 and Receivables Notes in the aggregate principal amount of up to $60,000,000. The aggregate principal amount of all unpaid Advances under all Notes Outstanding may not exceed $300,000,000.

          (e) No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibits
A-1 and A-2, executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          (f) No additional series of Notes may be issued pursuant to this Indenture.

          SECTION 2.3 Advances and Repayments.

          Prior to the Converstion Date each Note shall be a revolving note and Advances shall be made thereon at the times and in the amounts set forth in the Note Purchase Agreement. The Indenture Trustee shall maintain a record of all Advances and repayments made on the Notes, and absent manifest error, such records shall be conclusive. The Indenture Trustee shall forward requests for Advances to the Noteholders at the times set forth in the Note Purchase
Agreement.

          SECTION 2.4 Registration; Registration of Transfer and Exchange of
Notes.

          (a) The Issuer shall cause to be kept the Note Register, comprising separate registers for each class of Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes. The Indenture Trustee shall initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided.
Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

          (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to

                                       -5-


the names and addresses of the Noteholders and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

          (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office of the Indenture Trustee is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

          (h) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of Notes that: (i) if applicable, have been selected for redemption pursuant to Article X; or (ii) are due for repayment in full within 15 days of submission to the Corporate Trust Office or the Agency Office.

          SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable in full, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

          (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), any bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered or (iii) any assignee of such Person, except any bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Note under this
Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

          (d) Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.6 Persons Deemed Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION 2.7 Payment of Principal, Interest and Certain Fees.

          (a) On each Distribution Date, interest will be paid on each Equipment Note then Outstanding and each Receivables Note then Outstanding in an amount equal to the Equipment Loan Note Interest Payment and the Receivables Note Interest Payment, respectively, and each such amount shall be paid from amounts on deposit in the Loan Collection Account or the Receivables Collection Account, as the case may be, in accordance with the priority of payment provisions of
Section 8.2 hereof. Each such interest payment shall be paid to the Person in whose name such Note is registered in the Note Register on the applicable Record Date, by wire transfer in immediately available funds to the account designated by the Noteholders.

          (b) [Reserved]

          (c) The principal of each class of Notes shall be due and payable in full on the Final Scheduled Distribution Date and, to the extent of funds available therefor, due and payable in installments on the Distribution Dates (if any) and/or Business Days preceding the Final Scheduled Distribution Date, in the amounts and in accordance with the priorities set forth in Section 8.2(c), (d), (e) and (f), as applicable. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Any installment of principal payable on any Note shall be punctually paid or duly provided for from amounts on deposit in the Loan Collection Account or the Receivables Collection Account, as the case may be, for payment to Noteholders on such Distribution Date or Business Day and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register on the applicable Record Date, by wire transfer in immediately available funds to the account designated by the Noteholder.

          (d) In no event shall the interest charged with respect to a Note exceed the maximum amount permitted by applicable law. If at any time the interest rate charged with respect to the Notes exceeds the maximum rate permitted by applicable law, the rate of interest to accrue pursuant to this Indenture and such Note shall be limited to the maximum rate permitted by applicable law, but any subsequent reductions in the Alternative Rate shall not reduce the interest to accrue on such Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Note equals the amount of interest that would have accrued if a varying rate per annum equal to the maximum interest rate permitted by applicable law had at all times been in effect. If the total amount of interest paid or accrued on the Note under the foregoing provisions is less than the total amount of interest that would have accrued if the maximum interest rate permitted by applicable law had at all times been in effect, the Issuer agrees to pay to the Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by applicable law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Indenture.

          (e) On each Distribution Date prior to the Conversion Date and to the extent funds are available therefor in accordance with the priority of payments in Section 8.2, the Issuer shall pay to each Equipment Noteholder a fee (the "Equipment Unused Facility Fee"), which shall be in an amount equal to the sum of the product for each day during the immediately preceding Interest Period of
(x) Unused Facility Fee Percentage, (y) a fraction (expressed as percentage) the numerator of which is one and the denominator of which is equal to the actual number of days in the applicable year and (z) the Equipment Loan Note Commitment of such Equipment Noteholder on such date of determination minus the then outstanding Note Principal Balance of such Equipment Note held by such Equipment Noteholder on such date. Such Equipment Unused Facility Fee shall be payable from amounts then on deposit in the Loan Collection Account, in accordance with the priority of payments set forth in Section 8.2 hereof.

          (f) On each Distribution Date prior to the Conversion Date and to the extent funds are available therefor in accordance with the priority of payments in Section 8.2, the Issuer shall pay to each Receivables Noteholder a fee (the "Receivables Unused Facility Fee"), which shall be in an amount equal to the sum of the product for each day during the immediately preceding Interest Period of
(x) Unused Facility Fee Percentage, (y) a fraction (expressed as percentage) the numerator of which is one and the denominator of which is equal to the actual number of days in the applicable year and (z) the Receivables Commitment of such Receivables Noteholder on such date of determination minus the then Note Principal Balance of such Receivables Noteholder on such date of determination minus the then Note Principal Balance of such Receivables Note held by such Receivables Noteholder on such date. Such Receivables Unused Facility Fee shall be payable from amounts then on deposit in the Receivables Collection Amount, in accordance with the priority of payments set forth in Section 8.2 hereof.

          (g) On each Distribution Date prior to the Conversion Date and to the extent funds are available therefor in accordance with the priority of payments in Section 8.2, the Issuer shall pay to the Insurer the Insurer Unused Facility Fee. Such Insurer Unused Facility Fee shall be payable from amounts on deposit in the Loan Collection Account or Receivables Collection Account, as applicable, in accordance with the priority of payments set forth in Section 8.2 hereof.

          SECTION 2.8 Cancellation of Notes. All Notes surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee. The Indenture Trustee shall certify to the Issuer that surrendered Notes have been duly canceled and retained or destroyed, as the case may be.

          SECTION 2.9 Release of Trust Estate. The Indenture Trustee shall release property from the lien of this Indenture, other than as expressly permitted by Sections 3.21, 8.2, 8.4, 10.1 and 10.4 of this Indenture and
Section 6.09 of the Pooling and Servicing Agreement, only upon receipt of an Issuer Request accompanied by an Officer's Certificate and with the Control Party's prior written consent.

          SECTION 2.10 ALER as Noteholder. ALER in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not ALER (except as provided in the definition of Outstanding).

          SECTION 2.11 Tax and ERISA Treatment.

          (a) The Issuer in entering into this Indenture, and the Noteholders, by acquiring any Note, (i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Trust Estate, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Trust Estate for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          (b) Each Noteholder, by its acquisition of its Notes, represents, warrants and covenants that (A) it is not acquiring such Note with the assets of an "employee benefit plan" subject to Employee Retirement Income Security Act of 1974, as amended, a "plan described in Section 4975(e)(1) of the Code, an entity deemed to hold plan assets of any of the foregoing by reason of investment by an "employee benefit plan" or other "plan" in such entity, or a governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or (B) the acquisition and holding of such Note by such purchaser of a Note, throughout the period that it holds such Note, will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar applicable law).

          SECTION 2.12 Restrictions on Transfer.

          The Notes shall not be registered under the Securities Act or the securities or "Blue Sky" laws of any other jurisdiction. Consequently, the Notes shall not be transferable other than pursuant to any exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified in this Section 2.12. No sale, pledge or other transfer of any Note (or interest therein) may be made by any Person unless (x) such sale, pledge or other transfer is made pursuant to an exemption available under the Securities Act and (y) such transfer complies with the transfer restrictions set forth in the Note Purchase Agreement. In the case of such sale other than transfers of the Notes by a Noteholder to its related Support Party, transfer or pledge or other transfer, the Indenture Trustee shall require that the prospective transferee certify to the Indenture Trustee and the Transferor in writing the facts surrounding such transfer and the status of such transferee, which certification shall be substantially in the form of the certificate attached hereto as Exhibit F. None of the Transferor, the Servicer, the

Issuer, the Owner Trustee or the Indenture Trustee shall be obligated to register any Notes under the Securities Act, qualify any Notes under the securities or "Blue Sky" laws of any state or provide registration rights to any purchaser or holder thereof.

By accepting and holding a Note, the Holder thereof shall be deemed to have represented and warranted and/or acknowledged and agreed as follows:

               (1) Except for (i) transfers of the Notes in accordance with
          Section 7.1(c) of the Note Purchase Agreement and (ii) upon presentation of evidence satisfactory to the Transferor and the Indenture Trustee that the restrictions set forth in this Section 2.12 have been complied with, it acknowledges that the Indenture Trustee will not be required to accept for registration of transfer any Notes acquired by it.

               (2) It acknowledges that the Transferor, the Originator, the Noteholders and others will rely on the truth and accuracy of the acknowledgments, representations and agreements set forth in this Section 2.12.

               (3) That each Note will bear the following legends:

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION UNDER THE 1933 ACT, AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE TRANSFEROR WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE TRANSFEROR, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTIONS.

     BY ACQUIRING THIS NOTE EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (1) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS NOTE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE

     CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

          SECTION 2.13 Rule 144A. The Issuer shall furnish, if it shall have received such information from ALER, upon the request of any Noteholder, to such Noteholder and a prospective purchaser designated by such Noteholder the information required to be delivered under Rule 144A(d)(4) under the 1933 Act if at the time of such request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act, and any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act at such time.

                                   ARTICLE III

                                    COVENANTS

          SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Indenture Trustee shall distribute amounts on deposit in the Loan Collection Account and Receivables Collection Account to the Noteholders in accordance with Section 8.2, less amounts properly withheld under the Code from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2 Maintenance of Agency Office. As long as any of the Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints The Bank of New York to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of the Agency Office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3 Money for Payments To Be Held in Trust.

          (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Loan Collection Account and the Receivables Collection Account pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Loan Collection Account and Receivables Collection Account for payments of Notes shall be paid over to the Issuer except as provided in Section 8.2 or this Section 3.3.

          (b) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying

Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (d) The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable (including, but not limited to (x) mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder or (y) at the expense of the Issuer cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall neither be less than 30 days nor more than six months from the date of such publication, the Issuer shall be entitled to all unclaimed funds and other assets which remain subject hereto); provided, however, that if such money or any portion thereof had been previously deposited by the Insurer with the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt by the Indenture Trustee of a written request from the Insurer.

          SECTION 3.4 Existence. Except as otherwise permitted by Section 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Trust Estate and each other instrument or agreement included in the Trust Estate.

          SECTION 3.5 Protection of Trust Estate; Acknowledgment of Pledge. The Issuer intends the security interest granted pursuant to this Indenture to be prior to all other Liens in the respect of the Trust Estate and the Issuer shall take all actions necessary to obtain and maintain in favor of the Indenture Trustee for the benefit of the Beneficiaries a first lien on and a first priority perfected security interest in the Trust Estate except for Exempt Collateral. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, assignments, certificates, instruments of further assurance and other instruments, and shall take such other action as may be determined to be necessary or advisable in an Opinion of Counsel to the Owner Trustee delivered to the Indenture Trustee to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee, for the benefit of the Beneficiaries, of this Indenture or carry out more effectively the purposes hereof including by making the necessary filings of financing statements or amendments thereto within thirty days after the occurrence of any of the following: (A) any change in the Issuer's name, (B) any change in the location of the Issuer's principal place of business, (C) any change in the Issuer's "location" (within the meaning of Section 9-307 of the UCC) and
     (D) any merger or consolidation or other change in the Issuer's identity or organizational structure and by promptly notifying the Indenture Trustee of any such filings;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) enforce the rights of the Indenture Trustee, the Insurer and the Noteholders in any of the Trust Estate;

          (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Insurer and the Noteholders in such Trust Estate against the claims of all Persons and parties; or

          (v) grant more effectively to the Indenture Trustee the security interest in all or any portion of the Trust Estate,

and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument as delivered to the Indenture Trustee which may be necessary, desirable or required by the Indenture Trustee pursuant to this Section 3.5.

          SECTION 3.6 Opinions as to Trust Estate.

          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, in form and substance reasonably acceptable to the Indenture Trustee and the Insurer, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any amendments hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest in favor of the Indenture Trustee for the benefit of the Beneficiaries created by this Indenture covering such portions of the Trust Estate and such matters of law as are customary in similar transactions, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before April 15 in each calendar year, beginning April 15, 200[4], the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, in form and substance reasonably acceptable to the Indenture Trustee and the Insurer, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any amendments hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture, covering the matters covered by the opinion given pursuant to Section 3.6(a) above and such other matters of law (including changes in law dealing with perfection and priority of liens) as are customary in similar transactions. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any amendments hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements with respect to the Trust Estate consistent with the opinion provided pursuant to Section 3.6(a) above and such other matters of law as are customary in similar transactions that will, in the opinion of such counsel, be required to maintain the lien and security interest (except with respect to Exempt Collateral) of this Indenture until April 15 in the following calendar year.

          SECTION 3.7 Performance of Obligations; Servicing of Loans; Consent to Amendments.

          (a) The Issuer shall not take any action, and shall use its reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in the Basic Documents.

          (b) The Issuer may contract with other Persons, subject to the Control Party's consent, to assist it in performing its duties under this Indenture, and any performance of such duties by a Person shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted (with the consent of the Insurer) with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed under the terms of this Indenture, the Pooling and Servicing Agreement and the Purchase Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect of such Servicer Default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Pooling and Servicing Agreement with respect to the Loans or the Receivables, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Pooling and Servicing Agreement to remedy such failure.

          (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it shall not, without the prior written consent of the Indenture Trustee and the Control Party amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, any of the Basic Documents or the terms thereof or any portion of the Trust Estate (other than the ability of the Servicer to amend, modify or waive provisions of the Equipment Loans and the Receivables that are specifically permitted under the Pooling and Servicing Agreement), or waive timely performance or observance by the Servicer or ALER under the Pooling and Servicing Agreement or the Purchase Agreement, the Administrator under the Administration Agreement or ALS under the Purchase Agreement; provided, however, that, notwithstanding the foregoing, no action specified in the proviso to Section 9.2 shall be taken except in compliance with Section 9.2. If any such amendment, modification, supplement, termination, waiver or surrender shall be so consented to by the Indenture Trustee and the Control Party, the Issuer agrees, promptly following a request by the Indenture Trustee or the Control Party to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or the Control Party may deem necessary or appropriate in the circumstances.

          SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, or the Ambac Policy is outstanding or any amounts are owed to the Insurer under the Insurance Agreement, the Issuer shall not:

          (a) except as directed by the Control Party, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may (i) collect, liquidate, sell or otherwise dispose of Warranty Loans, Administrative Loans and Defaulted Loans, (ii) make cash payments out of the Designated Accounts and (iii) take other actions, in each case solely as expressly permitted by the Basic Documents;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

          (c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(g); or

          (d) either (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other similar liens that arise by operation of law, in each case on Equipment and arising solely as a result of an action or omission of the related Obligor),
(iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to (x) any such tax, mechanics' or other similar liens and (y) Exempt Collateral) or (iv) amend or modify the provisions of the other Basic Documents without the consent of the Control Party.

          SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, the Noteholders and the Insurer, with a copy to each of the Rating Agencies and the Noteholders, on or before April 15 of each year, beginning April 15, 2003, an Officer's Certificate signed by an Authorized Officer dated as of the immediately preceding December 31, stating that:

          (a) a review of the activities of the Issuer during such fiscal year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture and has fulfilled in all material respects all of its obligations under this Indenture throughout such year, or, if there has been a default in such compliance of any such condition or covenant or in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.

          (a) The Issuer shall not consolidate or merge with or into any other Person unless:

          (i) the Person (if other than the Issuer) formed by, or surviving such, consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an amendment hereto, executed and delivered to the Indenture Trustee and the Control Party satisfactory to the Indenture Trustee and the Control Party, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such merger or consolidation, no Default, Event of Default or Rapid Amortization Event shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to all Notes then Outstanding;

          (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been completed;

          (v) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate stating that such consolidation or merger and such amendment comply with this Section 3.10;

          (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Opinion of Counsel stating that such consolidation or merger and such amendment shall have no material adverse tax consequence to the Issuer or any Securityholder; and

          (vii) the Control Party shall have, in its sole discretion, consented to such merger or consolidation.

          (b) Except pursuant to Sections 10.1 or 10.4 hereof or as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

          (i) the Person that acquires such properties or assets of the Issuer
     (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (B) by an amendment hereto, executed and delivered to the Indenture Trustee and the Control Party, in form satisfactory to the Indenture Trustee and the Control Party:

               (1) expressly assumes the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (2) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders; and

               (3) unless otherwise provided in such amendment, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

          (ii) immediately after giving effect to such transaction, no Default, Event of Default or Rapid Amortization Event shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to all Notes then Outstanding;

          (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (v) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate stating that such sale, conveyance, exchange, transfer or disposition and such amendment comply with this
     Section 3.10;

          (vi) the Issuer shall deliver to the Indenture Trustee and the Insurer an Opinion of Counsel stating that such sale, conveyance, exchange, transfer or disposition and such amendment have no material adverse tax consequence to the Issuer or to any Noteholders or Registered Owners; and

          (vii) the Control Party, in its sole discretion, shall have consented to such sale, conveyance, exchange, transfer or disposition.

          SECTION 3.11 Successor or Transferee.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a sale, conveyance, exchange, transfer or disposition of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Securityholders immediately upon the delivery of written notice to the Indenture Trustee and the Insurer from the Person acquiring such assets and properties stating that the Issuer is to be so released.

          SECTION 3.12 No Other Business. The Issuer shall not engage in any business or activity other than acquiring, holding and managing the Trust Estate and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Securities, making payments on the Securities and such other activities that are necessary, suitable, desirable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

          SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than the Notes.

          SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.15 Servicer's Obligations. The Issuer shall use its best efforts to cause the Servicer to comply with its obligations under Sections 3.10, 5.01 and 5.02 of the Pooling and Servicing Agreement.

          SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Loans and the Receivables and other property and rights from ALER pursuant to the Pooling and Servicing Agreement.

          SECTION 3.17 Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition for each class of Notes then outstanding shall have been satisfied in connection with such removal and, the Control Party shall have consented thereto.

          SECTION 3.18 Restricted Payments. Except for (i) payments to the Transferor in respect of Collections that are then subject to a Release Election and (ii) payments of principal or interest on or redemption of the Notes as expressly permitted pursuant to this Indenture, so long as any Notes are Outstanding or any amounts are owed to the Insurer under the Ambac Policy and the Insurance Agreement, the Issuer shall not, directly or indirectly:

          (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

          (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

          (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, ALER, the Insurer, the Indenture Trustee, the Owner Trustee and the Registered Owners solely to the extent expressly permitted by, and to the extent of Advances as contemplated by Section 3.25 or to the extent funds are available for such purpose under Section 8.2. The Issuer shall not, directly or indirectly, make payments to or distributions from the Loan Collection Account and Receivables Collection Account except in accordance with the Basic Documents.

          SECTION 3.19 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee, the Control Party and the Rating Agencies (with a copy to the Noteholders) prompt written notice, but in any event no later than within 2 Business Days, of any Default, Event of Default, Rapid Amortization Event, Servicer Default, each default on the part of ALER or ALS of its respective obligations under the Pooling and Servicing Agreement and the Purchase Agreement in each case of which the Issuer has knowledge.

          SECTION 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee or the Control Party, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.21 Indenture Trustee's Assignment of Administrative Loans, Substituted Loans, Warranty Loans and Other Loans. Upon receipt of (a) the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Loan or Warranty Loan, (b) a Substitute Loan with respect to a Warranty Loan, provided all conditions to the Substitute Loans have been satisfied in full under the Basic Documents, (c) payment in full of the outstanding Loan Balance plus accrued interest on any Loan and any other amounts due and owing in connection therewith upon prepayment by an obligor in accordance with Section 3.03 of the Pooling and Servicing Agreement or (d) the proceeds upon the sale or other disposition by the Servicer of any Defaulted Loan or the collateral securing such Defaulted Loan in accordance with Section
3.04 of the Pooling and Servicing Agreement, the Indenture Trustee shall assign, without recourse, representation or warranty to the Servicer, the Warranty Purchaser or the purchaser of such Defaulted Loan or the collateral securing such Defaulted Loan, as applicable, all of the Indenture Trustee's right, title and interest in and to such repurchased or replaced Loan, all monies due thereon, the security interest in the related Equipment and any accessions thereto, any Insurance Policies and any proceeds arising thereafter with respect to such Loan, any Guaranties and any proceeds arising thereafter with respect to such Loan and the interests of the Indenture Trustee in certain rebates of premiums and other amounts relating to the Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Servicer, ALER, the Warranty Purchaser or other purchaser, as applicable, shall thereupon own such Loan, and all such security and documents, free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto.

          SECTION 3.22 Representations and Warranties by the Issuer to the Indenture Trustee and the Insurer. The Issuer hereby represents and warrants to the Indenture Trustee, the Noteholders and the Insurer as of the Closing Date with respect to clauses (a), (b), (c) and (d) below and on each Equipment Loan Borrowing Date, Receivables Borrowing Date, and each Substitution Date with respect to clauses (a), (b) and (d) below as follows:

          (a) Good Title. No Loan or Receivable has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the Grant pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the Trust Estate, free of any Lien; and

          (b) All Filings Made. The Loans, the Issuer's rights related to the Equipment Loans and the Receivables constitute UCC Collateral. All filings necessary under the UCC or other applicable laws in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Trust Estate other than Exempt Collateral have been made. Each Loan is secured by Equipment.

          (c) UCC Information. The information set forth on Schedule 3.22 hereto is true, correct and complete in all material respects.

          (d) Security Interest Representations.

               (1) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Issuer, which security interest is prior to all other Liens, claims or encumbrances of any Person, and is enforceable as such as against creditors of and purchasers from the Issuer;

               (2) The Receivables constitute "accounts" within the meaning of the applicable UCC. The Equipment Loans constitute "tangible chattel paper" within the meaning of the applicable UCC. The Equipment Notes constitute "instruments" within the meaning of the applicable UCC and related Equipment constituting "equipment" and not "fixtures" under the applicable UCC. The Loan Collection Account, the Receivables Collection Account and the Reserve Account each constitute a "securities accounts" within the meaning of the applicable UCC. The rights to payment under the Letter of Credit constitute "letter-of-credit rights" within the meaning of the applicable UCC. The rights under the Purchase Agreement and the Pooling and Servicing Agreement each constitute "general intangibles" under the applicable UCC;

               (3) The Issuer is the sole owner of the Trust Estate and owned and has good and marketable title to the Trust Estate, free and clear of any Lien of any Person (whether senior, junior or pari passu); provided, however, that the Issuer makes no representation regarding the availability of a willing buyer;

               (4) The Issuer has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee. All financing statements filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: "A purchase or security interest in any collateral described in this financing statement except in favor of the Indenture Trustee will violate the rights of the Indenture Trustee";

               (5) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Trust Estate except as expressly permitted hereby. The Issuer has not authorized the filing of, and is not aware of, any financing statements or documents of similar import against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement or document of similar import (i) relating to the security interest granted to the Indenture Trustee or (ii) that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer;

               (6) The Issuer or the Indenture Trustee has received a written acknowledgement from the Custodian that the Custodian is holding the only original executed counterpart of the Equipment Notes and the related security agreements on behalf of, and for the benefit of, the Indenture Trustee and is subject to the Custodian's customary security and safekeeping procedures;

               (7) None of the Equipment Notes or Equipment Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee and other than any holder of an Adverse Claim to be released simultaneously with the purchase by the Transferor under the Purchase Agreement;

               (8) The Indenture Trustee has been named the beneficiary of the Letter of Credit;

               (9) The Issuer has received all necessary consents and approvals required by the terms of the Trust Estate to the pledge to the Issuer of its interest and rights in such Trust Estate hereunder;

               (10) No creditor of the Issuer has in its possession any goods that constitute or evidence the Trust Estate;

               (11) The Issuer has taken all steps necessary to cause The Bank of New York (in its capacity as securities intermediary) to identify in its records the Indenture Trustee as the Person having a security entitlement against the securities intermediary in each of the Loan Collection Account, the Receivables Collection Account and the Reserve Account; and

               (12) The Loan Collection Account, the Receivables Collection Account and the Reserve Account are not in the name of any Person other than the Indenture Trustee. The Issuer has not consented to The Bank of New York (as the securities intermediary of any Loan Collection Account, the Receivables Collection Account and the Reserve Account) to comply with entitlement orders of any Person other than the Indenture Trustee.

     The representations and warranties set forth in this Section 3.22 shall survive until the Indenture is terminated in accordance with its terms. Any breaches of the representations and warranties set forth in this Section 3.22 may be waived upon satisfaction of the Rating Agency Condition.

          SECTION 3.23 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

          SECTION 3.24 Indemnity for Liability Claims. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee, the Noteholders and the Insurer (which shall include any of their respective directors, employees, officers and agents) against and from any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, repossession or operation of the Equipment (other than a loss in value thereof) or imposed on or asserted against the Issuer or otherwise arising out of or based on the arrangements created by this Indenture to the extent not paid by the Servicer pursuant to Section 8.01 of the Pooling and Servicing Agreement and solely to the extent that funds are available for such purpose pursuant to Section 8.2 of this Agreement; provided that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under this Section 3.24 and that any such indemnified party agrees that it shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer pursuant to Section 11.1, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          SECTION 3.25 Use of Proceeds. The Issuer shall use the proceeds from the sale of the Notes solely to fund the acquisition of the Loans and Receivables, to fund the Reserve Account, to make equity distributions and to pay fees and expenses related to the transactions contemplated hereby.

          SECTION 3.26 Borrowing Base Certificate. Two (2) Business Days prior to each Advance, the Issuer shall deliver, or cause the Servicer to deliver to the Indenture Trustee, to each Noteholder and the Insurer a duly completed and executed (a) Equipment Loan Borrowing Base Certificate giving pro forma effect to any Advances to be made on any such Equipment Loan Borrowing Date and (b) Receivables Borrowing Base Certificate giving pro forma effect to any Advances to be made on any such Receivables Borrowing Date.

          SECTION 3.27 Letters of Credit.

          (a) The Issuer shall provide on or before the Closing Date and maintain so long as any Note is Outstanding, one Eligible Letter of Credit for the benefit of the Indenture Trustee on behalf of the Beneficiaries.

          (b) On each Determination Date on which it is determined that no funds will be on deposit in the Reserve Account on the following Distribution Date (or will have been reduced to zero on such Distribution Date), the Indenture Trustee shall, upon written instructions from the Servicer, in accordance with the Servicer's Certificate (or if a Servicer's Certificate is not provided, in accordance with instructions from the Control Party), submit to each Letter of Credit Bank a completed Drawing Certificate in an amount equal to (x) the shortfall computed under Section 8.2(h) of this Indenture or (y) the remaining Available Drawing Amount in the case of an Event of Default (such draw, a "Letter of Credit Drawing"); provided, however, that in no event shall the amount of any Letter of Credit Drawing exceed the Available Drawing Amount under such Letter of Credit. The Indenture Trustee shall notify the Servicer and the Control Party on the date on which it makes a Letter of Credit Drawing.

          (c) The Indenture Trustee shall receive Letter of Credit Drawings as attorney-in-fact of each of the Beneficiaries and upon receipt thereof shall, subject to clauses (d) and (e) below, immediately deposit such Letter of Credit Drawings into the Loan Collection Account or the Receivables Collection Account to pay principal and interest on the Notes at the times and in the amounts specified in Section 8.2(h) hereof. The making of a Letter of Credit Drawing does not relieve the Issuer of any obligation under any Note, this Indenture or any other Basic Document.

          (d) If at any time while the Notes are outstanding a Letter of Credit Bank shall not be an Eligible Bank, the Issuer shall (unless the Control Party shall otherwise consent) within ten (10) Business Days of the date on which the Letter of Credit Bank ceased to be an Eligible Bank, replace the then existing Letter of Credit with a substitute Eligible Letter of Credit. If the Issuer shall fail to deliver a replacement Eligible Letter of Credit within such ten
(10) Business Day period, then the Indenture Trustee shall, upon written instructions from the Servicer or the Control Party, submit to the then existing Letter of Credit Bank a completed Drawing Certificate for the remaining Available Drawing Amount under such Letter of Credit. Any amounts received by the Indenture Trustee as the result of any such drawing shall be deposited into the Reserve Account, and disbursed for the payment of principal and interest on the Notes in accordance with the provisions of Section 8.2(h) hereof. Upon receipt by the Indenture Trustee of a replacement Eligible Letter of Credit in accordance with the provisions of this Section 3.27(d), the Indenture Trustee shall surrender the original of the replaced Letter of Credit to the issuer thereof, upon written request of the Servicer or the Control Party.

          (e) If at any time while the Notes are outstanding the issuer of an Eligible Letter of Credit shall have provided notice to the Indenture Trustee that such Letter of Credit shall not be renewed upon the expiration thereof, then the Indenture Trustee shall provide prompt written notice of same to the Control Party and the Issuer shall (unless the Control Party shall otherwise consent) within ten (10) Business Days of the date on which the Letter of Credit shall expire, replace the then existing Letter Credit with a substitute Eligible Letter of Credit. If the Issuer shall fail to deliver a substitute Eligible Letter of Credit within such ten (10) Business Day period, then the Indenture Trustee shall, upon written instructions from the Servicer or the Control Party, submit to the then existing Letter of Credit Bank a completed Drawing Certificate for the remaining Available Drawing Amount under such Letter of Credit. Any amounts received by the Indenture Trustee as the result of any such drawing shall be deposited into the Reserve Account, and disbursed for the payment of principal and interest on the Notes in accordance with the provisions of Section 8.2(h) hereof. Upon receipt by the Indenture Trustee of a replacement Eligible Letter of Credit in accordance with the provisions of this Section 3.27(e), the Indenture Trustee shall surrender the original of the replaced Letter of Credit to the issuer thereof, upon written request of the Servicer or the Control Party.

          SECTION 3.28 Non Consolidation of Issuer. (a) The Issuer shall, consistent with the Basic Agreements, be operated in such a manner that it shall not be substantively consolidated with the trust estate of any other person in the event of the bankruptcy or insolvency of the Issuer or such other person. Without limiting the foregoing the Issuer shall (1) conduct its business in its own name, (2) maintain its books, records and cash management accounts separate from those of any other person, (3) maintain its bank accounts separate from those of any other person, (4) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person,
(5) pay its own liabilities and expenses only out of its own funds, (6) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate,
(7) hold itself out as a separate entity, (8) maintain adequate capital in light of its contemplated business operations and (9) observe all other appropriate trust and other organizational formalities including, inter alia, remaining in good standing and qualified as a foreign trust in each jurisdiction and obtaining all necessary licenses and approvals as required under Applicable Law.

          (b) Notwithstanding any provision of law which otherwise empowers the Issuer, the Issuer shall not (1) hold itself out as being liable for the debts of any other person, (2) act other than in its trust name and through its trustee or its duly authorized officers or agents, (3) engage in any joint activity or transaction of any kind with or for the benefit of any Affiliate including any loan to or from or guarantee of the indebtedness of any Affiliate, except payment of lawful distributions to its Registered Owners, (4) commingle its funds or other assets with those of any other person, (5) create, incur, assume, guarantee or in any manner become liable in respect of any indebtedness (except pursuant to this Indenture) other than indemnities, trade payables and expense accruals incurred in the ordinary course of its business, (6) enter into a transaction with an Affiliate unless such transaction is commercially reasonable and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate, or (7) take any other action that would be inconsistent with maintaining the separate legal identity of the Issuer.

          SECTION 3.29 No Bankruptcy Petition. The Issuer shall not (i) commence any Proceeding under Title 11 of the United States Code seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (iii) make a general assignment for the benefit of creditors, or (iv) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing.

          SECTION 3.30 Liens. The Issuer shall not contract for, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for the Lien created pursuant to the terms of the Indenture other than Permitted Adverse Claims.

          SECTION 3.31 Investment Company Act. The Issuer will conduct its operations, and will cause the Administrator to conduct the Issuer's operations, in a manner which will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended.

          SECTION 3.32 Information Requests. The Issuer shall prepare and deliver (or shall cause the Administrator to prepare and deliver) to the Indenture Trustee, the Insurer and the Noteholders from time to time such information regarding the financial condition, operations, or business of the Issuer as the Control Party may reasonably request.

          SECTION 3.33 [Reserved]

          SECTION 3.34 Change of Control. The Transferor shall at all times own 100% of the beneficial interests of the Issuer.

                                   ARTICLE IV

                            RAPID AMORTIZATION EVENTS

          SECTION 4.1 Rapid Amortization Events. For the purposes of this Indenture, "Rapid Amortization Event" means the occurrence, as and when declared by the Control Party by written notice to the Co-Administrative Agents and the Issuer, of any one of the following events or conditions and the continuation of such condition beyond any applicable grace and/or cure period:

          (a) the occurrence of a Borrowing Base Shortfall that remains unremedied (by cash payments, contribution of Eligible Loans or Eligible Receivables to the Issuer or by a draw on the Reserve Account (but not by a draw on the Letters of Credit or a draw on the Reserve Account of proceeds of any draw on a Letter of Credit) for three (3) or more Business Days;

          (b) the occurrence of a draw on the Reserve Account; provided, however, if the amount on deposit in the Reserve Account on the immediately succeeding Distribution Date (after giving effect to the deposits to and distributions from the Reserve Account on such date) is equal to or greater than the Reserve Account Required Amount, then such draw on the Reserve Account shall not be considered a Rapid Amortization Event;

          (c) the Letter(s) of Credit are:

          (i) terminated (or the Letters of Credit cease to be Eligible Letters of Credit) unless (x) the Indenture Trustee receives, within ten (10) Business Days after the date of such termination or ineligibility, a replacement Eligible Letter of Credit issued by an Eligible Bank, cash or alternate collateral acceptable to the Control Party or (y) the Letters of Credit have been drawn upon, in full, and the proceeds deposited into the Reserve Account pursuant to Section 3.27(d)(downgrade draw) or Section 3.27
     (e)(non-renewal draw); or

          (ii) drawn, other than pursuant to Section 3.27(d) (downgrade draw) or
     Section 3.27(e) (non-renewal draw);

          (d) the rolling three (3) month average of the Delinquency Ratio - Receivables exceeds 5.50%;

          (e) the rolling three (3) month average of the Delinquency Ratio - Equipment Loans exceeds 2.00%;

          (f) the rolling three (3) month average of the Dilution Ratio - Receivables exceeds 11%;

          (g) the rolling three (3) month average of the Default Ratio - Receivables exceeds 4.00%;

          (h) the rolling three (3) month average of the Default Ratio - Equipment Loans exceeds 1.00%;

          (i) the Days Sales Outstanding - Receivables exceeds 96 days;

          (j) the occurrence and continuance of either (x) an Event of Default or (y) a Servicer Default; or

          (k) the Back-up Servicer has failed to complete its data-mapping (with respect to the Receivables) to the reasonable satisfaction of the Control Party by the 90th day following the Closing Date so that it is not fully functional as the Back-up Servicer for the Receivables on such date.

          If a Rapid Amortization Event exists on any date, then such Rapid Amortization Event shall be deemed to continue until the Business Day on which the Indenture Trustee (acting at the direction of the Control Party) waives, in writing, such Rapid Amortization Event.

          The Issuer shall deliver to the Indenture Trustee, the Noteholders and the Rating Agencies, within (3) Business Days but in any event prior to the immediately succeeding Purchase Date (as defined in the Purchase Agreement) after learning of the occurrence of any of the events or conditions that, if declared by the Control Party, would constitute a Rapid Amortization Event, written notice of such event or condition, its status and whether the Control Party has declared a Rapid Amortization Event.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

          SECTION 5.1 Events of Default. For the purposes of this Indenture, "Event of Default" wherever used herein, means any one of the following events or conditions and the continuation of such condition beyond any applicable grace and/or cure period:

          (a) failure to pay any interest on the Equipment Loan Notes or the Receivables Notes, as and when the same becomes due and payable, regardless of whether funds are available to make such payments, and such failure shall continue unremedied for a period of three (3) Business Days; or

          (b) except as set forth in Section 5.1(c), failure to pay any installment of the principal of any Note or premium on the Ambac Policy as and when the same becomes due and payable or the failure to make any distribution of Available Amount on the Distribution Date if funds are available to make such distribution, and such failure shall continue unremedied for a period of three (3) Business Days; or

          (c) failure to pay in full the outstanding principal balance of the Notes by the Final Scheduled Distribution Date for such class of Notes; or

          (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer, Servicer, any Seller or Transferor (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this
     Section 5.1) in this Indenture, the Pooling and Servicing Agreement, the Ambac Policy or the other Basic Documents which failure materially and adversely affects the rights of the Noteholders or the Control Party, and such default shall continue or not be cured for a period of thirty (30) days after the earlier of (x) the date on which written notice of such failure shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, the Insurer or any Noteholder and (y) the date on which the Issuer or the Transferor, as applicable, has actual knowledge of such failure, or should, in the exercise of reasonable diligence, have become knowledgeable; or

          (e) any representation or warranty of the Issuer, Servicer, any Seller or Transferor made in this Indenture, the Pooling and Servicing Agreement, the Ambac Policy or the other Basic Documents or any other writing delivered pursuant hereto or in connection herewith, proving to have been incorrect or misleading in any material respect as of the time when the same shall have been made, which failure materially and adversely affects the rights of the Noteholders or the Control Party, and such breach shall continue or not be cured for a period of thirty (30) days after the earlier of (x) the date on which written notice of such breach shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, the Insurer or any Noteholder and (y) the date on which the Issuer or the Transferor, as applicable, has actual knowledge of such failure, or should, in the exercise of reasonable diligence, have become knowledgeable; or

          (f) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer, Servicer, any Seller or Transferor or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Transferor, the Servicer, any Seller, the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's, the Servicer's, any Seller's or Transferor's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (g) the commencement by the Issuer, Servicer, any Seller or Transferor of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer, Servicer, any Seller or the Transferor to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer, Servicer, any Seller or the Transferor to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, Servicer, any Seller or the Transferor or for any substantial part of the Trust Estate, or the making by the Issuer, Servicer, any Seller or the Transferor of any general assignment for the benefit of creditors, or the failure by the Issuer, Servicer, any Seller or the Transferor generally to pay its debts as such debts become due, or the taking of action by the Issuer, the Servicer, any Seller or the Transferor in furtherance of any of the foregoing; or

          (h) a circumstance in which the Issuer, Servicer, any Seller or Transferor becomes an investment company or is required to be registered under the Investment Company Act of 1940; or

          (i) the termination of the Servicer pursuant to Section 8.02 of the Pooling and Servicing Agreement; or

          (j) the failure of the Indenture Trustee to have a first priority perfected security interest in the Trust Estate; or

          (k) the failure of the Issuer (as assignee of the Originator) to have:

               (1) a first priority perfected security interest against the Obligors in the Equipment; or

               (2) a perfected security interest against the Obligors in the other items of equipment financed by the Originator that secure such Equipment Loan;

               where the aggregate amount of such unperfected (or non-first priority) collateral exceeds 2% of the Outstanding Amount; or

          (l) the rendering against the Issuer or Transferor of a final judgment, decree or order for the payment of money in excess of $100,000 and the continuance of such judgment, decree or order unsatisfied, unbonded or uninsured for a period of sixty (60) consecutive days; or

          (m) a draw is made on the Ambac Policy.

The Issuer shall deliver to the Indenture Trustee and the Control Party, within three (3) Business Days after learning of the occurrence thereof, written notice of any Default under Section 5.1(d) or Section 5.1(e), its status and what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

          (a) Upon the occurrence of an Event of Default of type described in 5.1(f) or 5.1(g), the unpaid principal amount for the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Except as set forth in the immediately preceding sentence, if an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, the Indenture Trustee shall (at the written direction of the Control Party) or may (with the consent of the Control Party) declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (with a copy to the Insurer, the Rating Agencies and the Noteholders) setting forth a description of the Event or Events of Default, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          (b) At any time after such declaration of acceleration of maturity of the Notes has been made and before a sale of the Trust Estate or a judgment or decree for payment of the money due thereunder has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Control Party, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences with respect to the Notes; provided, that no such rescission and annulment shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto; and provided, further, that if the Indenture Trustee (acting at the direction of or with the consent of the Control Party) shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or such proceedings shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer, the Insurer and the Noteholders, as the case may be, shall be restored to their respective former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer, the Insurer and the Noteholders, as the case may be, shall continue as though no such proceedings had been commenced.

          SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

          (a) The Issuer covenants that if there shall occur an Event of Default under Section 5.1 which has not been waived pursuant to Section 5.12, in addition to the rights available under Section 5.4, the Issuer shall, upon demand of the Indenture Trustee (at the direction of the Control Party) pay to the Indenture Trustee, for the benefit of the Noteholders and the Insurer in accordance with their respective outstanding principal amounts or other amounts owed, whether at the Final Scheduled Distribution Date or otherwise, the entire amount then due and payable on the Notes for principal and interest, with interest through the date of such payment on the overdue principal amount of each class of Notes, at the rate applicable to such class of Notes, all sums paid or advanced by or otherwise owed to the Insurer, together with interest, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Insurer and their respective agents and counsel.

          (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust shall (at the direction of the Control Party) or may (with the consent of the Control Party) institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer upon such Notes and collect in the manner provided by law out of the property of the Issuer upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4 shall (at the direction of the Control Party) or may (with the consent of the Control Party) proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer, by such appropriate Proceedings as the Control Party deems most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by applicable law.

          (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the entire amount of the unpaid principal and interest owing in respect of the Notes or otherwise owed hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer (including, in each case, any claim for reasonable compensation to the Indenture Trustee and each predecessor trustee, the Insurer, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee and the Insurer, except as a result of gross negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes and the Insurer in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Insurer and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by the Insurer and each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to the Insurer or such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of gross negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Insurer or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Insurer, the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of the Insurer or any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee, the Insurer and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Insurer in the order of priority set forth in
Section 8.2 of the Indenture.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent the Insurer and all the Noteholders, and it shall not be necessary to make the Insurer and any Noteholder a party to any such Proceedings.

          SECTION 5.4 Remedies; Priorities.

          (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the Indenture Trustee shall (at the direction of the

Control Party) or may (with the consent of the Control Party) do one or more of the following (subject to Section 5.5):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then due and payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Insurer and the Noteholders; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the Loans and Receivables and continue to apply collections on such Loans and the Receivables as if there had been no declaration of acceleration; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default and acceleration of the Notes, unless (A) the Control Party and the Holders of all of the aggregate Outstanding Amount of the Notes which are not Affiliates of the Issuer consent thereto or (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the principal of and the accrued interest on the Notes as of the date of such sale or liquidation or (C) (i) there has been an Event of Default under Section 5.1(a), (b) or (c) or otherwise arising from a failure to make a required payment of principal on any Notes, (ii) the Indenture Trustee or the Control Party determines that it is unlikely the Trust Estate will continue to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable, (iii) the Indenture Trustee obtains the consent of the Control Party and (iv) the Trust Estate is sold in a commercially reasonable sale within the meaning of the UCC. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee or the Control Party may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out or deposit such money or property in the following order:

              FIRST: to the Indenture Trustee for amounts due under Section 6.7; and

               SECOND: to (x) the Loan Collection Account (with respect to Collections in respect of the Loans) and (y) Receivables Collection Account (with respect to Collections in respect of the Receivables), for distribution pursuant to Section 8.2 of this Indenture.

          SECTION 5.5 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.2(a) following an Event of Default and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the Indenture Trustee shall (at the direction of the Control Party) or may (with the consent of the Control Party) take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee or the Control Party may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action (with costs so incurred reimbursable pursuant to Section 6.7 of the Indenture or the other Basic Documents).

          SECTION 5.6 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Person has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) such Person has made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Person or Persons have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee fails to institute such Proceedings for 60 days after its receipt of such notice, request and offer of indemnity;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by any member of the Control Party; and

          (vi) such Person is the Control Party or is a member of the Control Party;

it being understood and intended that no Holder or Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of the Insurer or any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable (on the basis of the respective aggregate amount of principal and interest, respectively, due and unpaid on the Notes held by each Noteholder) and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder and the Insurer shall be entitled to such relief as can be given either at law or in equity.

          If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, neither being the Control Party, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Nothing in this Section 5.6 shall inhibit the right of the Insurer to institute suit or any Proceeding for the enforcement of this Indenture.

          SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit, with the written consent of the Control Party, for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be, subject, however, to the right of the Control Party, to control any such right and remedy.

          SECTION 5.11 [Reserved]

          SECTION 5.12 Waiver of Past Defaults.

          (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2(a), the Control Party may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in the payment of principal of or interest on any of the Notes or
(ii) unless such consent shall have been obtained, in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising from such Default shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and for purposes of Section 8.01(b) of the Pooling and Servicing Agreement; but no such waiver shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

          (a) any Proceeding instituted by the Indenture Trustee or Control
     Party;

          (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes; or

          (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective maturity dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.14 Waiver of Stay or Extension of Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may adversely affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Control Party, but shall suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.15 Action on Notes. The Indenture Trustee's and the Control Party's, right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property so collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

          SECTION 5.16 Performance and Enforcement of Certain Obligations.

          (a) Promptly following a written request from the Indenture Trustee or, the Control Party to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or Control Party may request to compel or secure the performance and observance by the Administrator, ALER and the Servicer, as applicable, of their respective obligations to the Issuer under or in connection with the Basic Documents or by the Insurer of its obligations under or in connection with the Insurance Agreement and the Ambac Policy in connection with the terms thereof or by ALS of its obligations under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents, to the extent and in the manner directed by the Indenture Trustee or the Control Party, including the transmission of notices of default on the part of ALER, the Servicer, the Insurer or ALS thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by ALER, the Servicer or ALS of each of their respective obligations under the Pooling and Servicing Agreement and the Purchase Agreement or the other Basic Documents and by the Insurer under the Insurance Agreement and the Ambac Policy.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee shall (at the direction of the Control Party) or may (with the consent of the Control Party) exercise all rights, remedies, powers, privileges and claims of the Issuer against ALER or the Servicer under or in connection with the Basic Documents, including the right or power to take any action to compel or secure performance or observance by ALER or the Servicer of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents, and any right of the Issuer to take such action shall be suspended.

          (c) [Reserved]

          (d) If an Event of Default has occurred and is continuing, the Indenture Trustee shall (at the direction of the Control Party) or may (with the consent of the Control Party) exercise all rights, remedies, powers, privileges and claims of ALER against ALS under or in connection with the Basic Documents, including the right or power to take any action to compel or secure performance or observance by ALS of each of its obligations to ALER thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents, and any right of ALER to take such action shall be suspended.

          (e) If an Insurer Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Control Party shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Insurer under or in connection with the Ambac Policy, including the right or power to take any action to compel or secure performance or observance by the Insurer of each of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Ambac Policy, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

          SECTION 6.1 Duties of Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Pooling and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture, the Pooling and Servicing Agreement or any other Basic Document against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however that the Indenture Trustee shall examine the certificates and opinions, specifically contemplated herein, to determine whether or not they conform to any applicable requirements of this Indenture.

          (c) The Indenture Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.16.

          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Pooling and Servicing Agreement.

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

          (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

          (g) Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1.

          (h) The Indenture Trustee shall promptly notify the Insurer (with a copy to the Noteholders) upon obtaining actual knowledge or receipt of written notice by a Responsible Officer of the Indenture Trustee of any (a) proposed change herein or supplement hereto; (b) the occurrence of any Default, Event of Default, Rapid Amortization Event or Servicer Default actually known to a Responsible Officer of the Indenture Trustee; (c) any proposed change of the Indenture Trustee hereunder; (d) any matter to be put to the Noteholders for a vote hereunder; (e) any proposed exercise by the Noteholders of any option, vote, right, power or the like hereunder; and (f) any other matter, notice of which is required hereunder to be given to any of the Noteholders by the Indenture Trustee.

          (i) The Indenture Trustee shall, at the written request of the Rating Agency, provide to the Rating Agency any information the Indenture Trustee has received from the Originator, the Servicer or the Issuer regarding the transactions contemplated by this Indenture and the other Basic Documents.

          SECTION 6.2 Rights of Indenture Trustee.

          (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate from the Issuer or an Opinion of Counsel that such action or omission is required or permissible hereunder. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel of its own selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the

Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture or the Insurer, unless the Indenture Trustee shall have security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (h) [Reserved]

          (i) The Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture.

          (j) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          (k) The Indenture Trustee may request that the Issuer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          (l) The Indenture Trustee shall have no duties other than as set forth in this Indenture.

          SECTION 6.3 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

          SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.5 Notice of Defaults and Events of Default. If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and the Insurer notice of the Default or Event of Default within three (3) Business Days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to any Noteholder if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder and the Insurer the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required, as requested in writing by the Servicer, to enable such Holder to prepare its federal and state income tax returns.

          SECTION 6.7 Compensation; Indemnity.

          (a) The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to pay to the Indenture Trustee from time to time such compensation for its services as shall be agreed upon from time to time in writing. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to indemnify the Indenture Trustee in accordance with Section 8.01 of the Pooling and Servicing Agreement.

          (b) The Issuer's obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the discharge of this Indenture and the resignation or removal of any Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default or Event of Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended

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

to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          SECTION 6.8 Replacement of Indenture Trustee.

          (a) The Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer and the Control Party; provided, however, that no such resignation shall become effective and the Indenture Trustee shall not resign prior to the time set forth in Section 6.8(c). The Control Party may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall (at the direction of the Control Party) or may (with the consent of the Control Party) remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

          (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint and designate a successor Indenture Trustee, which shall be acceptable to the Control Party. If the Issuer fails to appoint a successor Indenture Trustee within 30 days, the Control Party may designate a successor Indenture Trustee which the Issuer shall appoint.

          (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring Indenture Trustee, the Control Party and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders, the Insurer and to each of the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Control Party at the expense of the Issuer may petition any court of competent jurisdiction for the appointment and designation of a successor Indenture Trustee provided that any successor Indenture Trustee shall be acceptable to the Control Party.

          (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder or the Control Party may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee provided that, any successor Indenture Trustee shall be acceptable to the Control Party.

          (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Servicer's corresponding obligations under the Pooling and Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

          (g) The Issuer shall (at the direction of the Control Party) or may (with the consent of the Control Party) remove the Indenture Trustee for (i) gross negligence, bad faith or willful misconduct or (ii) failure or unwillingness to perform its duties under the Indenture.

          (h) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.8, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to the Beneficiaries (with a copy to the Noteholders). If the Servicer fails to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, then the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Servicer.

          SECTION 6.9 Merger or Consolidation of Indenture Trustee.

          (a) Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding. Following such merger or consolidation, the successor Indenture Trustee shall mail a notice of such merger or consolidation to each of the Rating Agencies and the Control Party (with a copy to the Noteholders).

          (b) If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

          SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate or any Equipment may at the time be located, the Indenture Trustee shall have the power to and shall (at the direction of the Control Party and may (with the consent of the Control Party not to be unreasonably withheld) execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Registered Owners, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee or the Control Party may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8. The appointment of any co-trustee or separate trustee shall not relieve the Indenture Trustee of any of its obligations hereunder.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 6.11 Eligibility; Disqualification.

          (a) The Indenture Trustee shall, at all times, be an Eligible Institution.

          (b) In the case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Notes shall execute and deliver an amendment hereto wherein the successor Indenture Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Note. Upon execution and delivery of such amendment the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

          SECTION 6.12 [Reserved]

          SECTION 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants as of the Closing Date that:

          (a) the Indenture Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly authorized and licensed under applicable laws to conduct the business it is presently conducting and the eligibility requirements set forth in Section 6.11 are satisfied with respect to the Indenture Trustee;

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and any other Basic Document to which it is a party or is bound by, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

          (c) the execution, delivery and performance by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party or to which it is bound by (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Indenture Trustee or (iii) to the best of its knowledge without independent investigation, shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

          (d) the execution, delivery and performance by the Indenture Trustee of this Indenture and any other Basic Document to which it is a party or which it is bound by shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

          (e) this Indenture and any other Basic Document to which the Indenture Trustee is a party has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

          SECTION 6.14 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Insurer, the Noteholders and (only to the extent expressly provided herein) the Registered Owners in respect of which such judgment has been obtained.

          SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee shall (at the direction of the Control Party) or may (with the consent of the Control Party) in each case subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders and the Control Party under this Indenture by a Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee, the Insurer or the Noteholders.

          SECTION 6.16 Rights of the Control Party to Direct Indenture Trustee. Notwithstanding the grant of a security interest to secure the Outstanding Obligations for the benefit of the Beneficiaries, the Control Party shall have the sole right to (i) direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee and (ii) direct all actions or exercise rights or remedies under this Indenture, the Basic Documents or the UCC and, by accepting the benefits of this Indenture, each Noteholder acknowledges such statement; provided, however, that subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Control Party.

          SECTION 6.17 Ambac Policy. If a Responsible Officer of the Indenture Trustee at any time has actual knowledge that there will not be sufficient available moneys in the Lockbox Accounts, Loan Collection Account, the Receivables Collection Account (after giving effect to application of all funds on deposit in the Reserve Account and all proceeds of Letter of Credit Drawings) to make (i) any required payment of principal on the Final Scheduled Distribution Date for the Notes or (ii) interest to the Noteholders on any Distribution Date, the Indenture Trustee shall immediately notify the Insurer or its designee by telephone, promptly confirmed in writing by overnight mail or facsimile transmission, of the amount of such deficiency.

          On each Determination Date, the Indenture Trustee shall determine from the related Servicer's Certificate with respect to the immediately following Distribution Date the Insured Amount, if any. If the Indenture Trustee determines that an Insured Amount would exist, the Indenture Trustee shall complete a notice in the form of Exhibit A to the Ambac Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the third
(3rd) Business Day preceding such Distribution Date as a claim for payment in an amount equal to the Insured Amount. Upon receipt of any Insured Payment from the Insurer, the Indenture Trustee shall deposit such amount into the Loan Collection Account or Receivables Collection Account, as the case may be, for distribution to the Noteholders. The Indenture Trustee shall keep a complete and accurate record of all Ambac Policy proceeds deposited into the Loan Collection Account or Receivables Collection Account, as the case may be, and the allocation of such funds to payment of interest on and principal paid in respect of any Note.

          In addition, if a Responsible Officer of the Indenture Trustee has actual knowledge through a written notice that any of the Noteholders have been required to disgorge payments of principal or interest on the Note pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Holders within the meaning of any applicable bankruptcy laws and in accordance with the Ambac Policy, then the Indenture Trustee shall notify the Insurer or its designees of such fact in accordance with the Ambac Policy, shall comply with the provisions of the Ambac Policy to obtain payment by the Insurer of such avoided payment. Such notice shall be in addition to the procedures set forth in the Ambac Policy for making a claim under the Ambac Policy.

          To the extent that the Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes, the Insurer shall be subrogated to the rights of the Holders of the Notes to receive distributions of principal and interest in accordance with the terms hereof.

          Notwithstanding any other provision of this Indenture or the other Basic Documents, the Indenture Trustee alone shall be entitled to enforce, on behalf of the Noteholders, the obligations of the Insurer under the Ambac Policy.

          The parties hereto, and the Noteholders, by virtue of purchasing the Notes, grant to the Insurer, for so long as it is the Control Party, exclusive exercise of any right to vote or consent, or the like available to the Noteholders hereunder, except for rights given to the Noteholders under clauses
(i), (iv) and (v) to the proviso to Section 9.2(a).

          The Indenture Trustee shall surrender the Ambac Policy to the Insurer for cancellation upon the expiration or cancellation of the Ambac Policy in accordance with the terms thereof or upon satisfaction of the conditions specified in 4.1(a) other than termination and return of the Ambac Policy.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished by the Servicer to the Indenture Trustee (a) not more than five days before each Distribution Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. In addition, so long as the Ambac Policy is outstanding, the Indenture Trustee, upon written request of the Insurer, shall furnish to the Insurer a copy of the list of Noteholders

          SECTION 7.2 Preservation of Information, Communications to
Noteholders.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          SECTION 7.3 Reports by Indenture Trustee. Not later than 3:00 p.m. on each Business Day, the Indenture Trustee shall provide the Servicer, the Control Party and the Noteholders with a written report which shall indicate (i) the total Collections received in the Receivables Collection Account in respect of the Receivables on such Business Day, (ii) the amount released pursuant to a Release Election, if any, (iii) the deposit to the Carrying Cost Account required pursuant to Section 6.04 of the Pooling and Servicing Agreement on such Business Day and (iv) the amount of each disbursement to be made pursuant to
Section 8.02(d) to occur on the next Business Day from such Collections.

          On each Distribution Date, the Indenture Trustee shall include with each payment to each Noteholder and to the Insurer a copy of the Servicer's Certificate.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Pooling and Servicing Agreement and the other Basic Documents. Except as otherwise expressly provided in this Indenture or in Article III of the Pooling and Servicing

Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee shall (at the direction of the Control Party) or may (with the consent of the Control Party) take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          SECTION 8.2 Designated Accounts; Payments.

          (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Beneficiaries, the Designated Accounts and the Lockbox Accounts as provided in Articles IV and V of the Pooling and Servicing Agreement.

          (b) On or prior to each Determination Date, the Issuer shall cause the Servicer to make the calculations as provided in the Servicer's Certificate.

          (c) On each Distribution Date on which no Event of Default or Rapid Amortization Event is then continuing, the Indenture Trustee, based on the Servicer's Certificate prepared by the Servicer (and if no Servicer's Certificate is provided, at the direction of the Control Party), shall distribute the Equipment Loan Available Amount from amounts on deposit in the Loan Collection Account to the following Persons in the following order of priority:

               (1) to the Servicer the amount of any Collections consisting of late fees, financing charges and similar charges;

               (2) to the Servicer, the Servicer Advance Reimbursement Amount (for Servicer Advances made in respect of the Loans) and any accrued but previously unreimbursed Servicer Advance Reimbursement Amount (for Servicer Advances made in respect of the Loans) from any previous Distribution Dates;

               (3) to the Servicer, the Servicing Fee and any accrued but previously unpaid Servicing Fee, owing from any previous Distribution Dates;

               (4) to the Indenture Trustee, the Indenture Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Indenture Trustee Fees owing from any previous Distribution Dates;

               (5) to the Custodian, the Custodian Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Custodian Fees owing from any previous Distribution Dates;

               (6) to the Back-up Servicer, the Back-up Servicer Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Back-up Servicer Fees owing from any previous Distribution Dates;

               (7) to the Owner Trustee, the Owner Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Owner Trustee Fees owing from any previous Distribution Dates;

               (8) to the extent not paid by the Servicer, to the Insurer, the Indenture Trustee, the Back-up Servicer, the Custodian and the Owner Trustee, payment of unpaid reimbursable expenses and indemnities limited to no more than $50,000 on a cumulative basis for each such person accrued following the Closing Date;

               (9) to the Insurer, the Premium and Insurer Unused Facility Fee due on the current Distribution Date and any accrued but previously unpaid Premium or Insurer Unused Facility Fee owing from any previous Distribution Dates;

               (10) to each Equipment Loan Noteholder for payment on, a pro rata basis of, the Equipment Loan Note Interest Payment and the Equipment Unused Facility Fee and due and owing on such Distribution Date and the payment, on a pro rata basis, of any accrued but previously unpaid Equipment Loan
     Note Interest Payment or Equipment Unused Facility Fee from any previous Distribution Dates;

               (11) to the Insurer for reimbursement of any interest draws made under the Ambac Policy, plus any accrued interest thereon and any accrued but previously unreimbursed interest draws made under the Ambac Policy, plus any accrued interest thereon, from any previous Distribution Date;

               (12) to the Equipment Loan Noteholders, the sum of (A) Principal Distributable Amount, plus (B) to the extent a Loan Borrowing Base Shortfall exists after the application of such principal payment in clause
     (A), any amounts necessary to reduce the principal balance of the Equipment Loan Notes to an amount equal to the Equipment Loan Borrowing Base from the remaining Equipment Loan Available Amount and then from amounts described in Section 8.2(h) hereof;

               (13) to the Reserve Account, until the amount on deposit therein is equal to the Equipment Loan Reserve Requirement;

               (14) to the Insurer for payment of any outstanding indemnities and any accrued but previously unpaid outstanding indemnities owing from any previous Distribution Dates;

               (15) to each Equipment Noteholder for payment of all NPA Indemnified Amounts and other indemnities due and owing to such Equipment Noteholders and any accrued but previously unpaid NPA Indemnified Amounts and other indemnities due and owing to such Equipment Noteholder from any previous Distribution Dates;

               (16) first, to the Receivables Collection Account or Carrying Cost Account, as the case may be for application to payments of interest, principal or any other amounts to be paid from the Receivables Collection Account to the extent of any shortfall in such amounts and second, to the Reserve Account until the amount on deposit therein is equal to the Reserve Account Required Amount; and

               (17) so long as no Rapid Amortization Event or Event of Default has occurred that is continuing, any remaining amounts, released to the Issuer or its designee.

          (d) (A) On each Business Day on which no Rapid Amortization Event is then continuing, the Indenture Trustee shall distribute all amounts on deposit in the Receivables Collection Account (excluding (i) the amounts reserved in the Carrying Cost Account and the deposit thereto on such date pursuant to Section 6.04 of the Pooling and Servicing Agreement and (ii) amounts related to the Transferor's Interest that is then subject to a Release Election) to each Receivables Noteholder for payment, on a pro rata basis, of such Receivables Noteholder's then unpaid principal balance of the Receivables Note until such Receivables Note is paid in full.

               (B) On each Business Day on which a Rapid Amortization Event is then continuing, the Indenture Trustee shall distribute all amounts on deposit in the Receivables Collection Account (excluding the amounts reserved in the Carrying Cost Account and the deposit thereto on such date pursuant to Section 6.04 of the Pooling and Servicing Agreement) to the following Persons in the following order of priority:

               (1) to the extent not paid by the Servicer, to the Insurer, the Indenture Trustee, the Back-up Servicer and the Owner Trustee, payment of unpaid reimbursable expenses and indemnities, limited to no more than $50,000 on a cumulative basis for each such person, accrued following the Closing Date;

               (2) to each Receivables Noteholder for payment, on a pro rata basis, of such Receivables Noteholder's then unpaid principal balance of the Receivables Note until such Receivables Note is paid in full;

               (3) to the Insurer for reimbursement of any interest draws made under the Ambac Policy, plus any accrued interest thereon and any accrued but previously unreimbursed interest draws made under the Ambac Policy, plus any accrued interest thereon, from any previous Distribution Dates; and

               (4) any remaining amount shall be treated as disbursed in accordance with the provisions of Section 8.2(e).

          (e) On each Distribution Date, the Indenture Trustee, based on the Servicer's Certificate prepared by the Servicer, shall distribute all amounts reserved in the Carrying Cost Account (sub-account of the Receivables Collection Account) to the following Persons in the following order of priority:

               (1) to the Servicer, the amount of any collections consisting of late fees, financing charges and similar charge;

               (2) to the Servicer, the Servicing Fee and any accrued but previously unpaid Servicing Fee, owing from any previous Distribution Dates;

               (3) to the Indenture Trustee, the Indenture Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Indenture Trustee Fees owing from any previous Distribution Dates;

               (4) to the Back-up Servicer, the Back-up Servicer Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Back-up Servicer Fees owing from any previous Distribution Dates;

               (5) to the Owner Trustee, the Owner Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Owner Trustee Fees owing from any previous Distribution Dates;

               (6) to the extent not paid by the Servicer, to the Insurer, the Indenture Trustee, the Back-up Servicer and the Owner Trustee, payment of unpaid reimbursable expenses and indemnities, limited to no more than $50,000 on a cumulative basis for each such person, accrued following the Closing Date;

               (7) to the Insurer, the Premium and the Insurer Unused Facility Fee due on the current Distribution Date and any accrued but previously unpaid Premium and Insurer Unused Facility Fee owing from any previous Distribution Dates;

               (8) to each Receivable Noteholder, the Receivables Note Interest Payment and the Receivables Unused Facility Fee due on such Distribution Date and for the payment of any accrued but previously unpaid Receivables
     Note Interest Payment or Receivables Unused Facility Fee owing to such Receivables Noteholder from any previous Distribution Dates;

               (9) to the Insurer for reimbursement of any interest draws made under the Ambac Policy, plus any accrued interest thereon and any accrued but previously unreimbursed interest draws made under the Ambac Policy, plus any accrued interest thereon, from any previous Distribution Dates;

               (10) to the Reserve Account, until the amount on deposit herein is equal to the Receivables Reserve Requirement;

               (11) to each Receivables Noteholder for payment of such Receivables Noteholder's then outstanding principal balance of the Receivables Note until such Receivables Note is paid in full;

               (12) to the Insurer for reimbursement for any prior draws on the Ambac Policy for which the Insurer has not been reimbursed previously and interest on such amounts as provided in the Ambac Insurance Agreement, and any other unpaid Reimbursement Amounts or other amounts owed to the Insurer;

               (13) to each Receivables Noteholder for payment of Default Interest relating to the Receivables Notes;

               (14) to each Receivables Noteholder for payment of all NPA Indemnified Amounts and other indemnities due and owing to such Noteholder and any accrued but previously unpaid NPA Indemnified Amounts and other indemnities due and owing to such Receivables Noteholder from any previous Distribution Dates;

               (15) first, to the Loan Collection Account for application to payments of interest, principal or any other amounts to be paid from the Loan Collection Account to the extent of any shortfall in such amounts and second, to the Reserve Account until the amount on deposit therein is equal to the Reserve Account Required Amount; and

               (16) so long as no Rapid Amortization Event or Event of Default has occurred that is continuing, any remaining amounts, released to the Issuer or its designee; and at all other times, to the Loan Collection Account for payment of all amounts owing pursuant to Section 8.2(f).

          (f) On each Distribution Date on which an Event of Default or Rapid Amortization Event is then continuing, the Indenture Trustee shall distribute the Equipment Loan Available Amount from amounts on deposit in the Loan Collection Account to the following Persons in the following order of priority:

               (1) to the Servicer, the amount of any collections consisting of late fees, financing charges and similar charges;

               (2) to the Servicer, the Servicer Advance Reimbursement Amount (for Servicer Advances made in respect of the Loans) and any accrued but previously unreimbursed Servicer Advance Reimbursement Amount (for Servicer Advances made in respect of the Loans) from any previous Distribution Dates;

               (3) to the Servicer, the Servicing Fee and any accrued but previously unpaid Servicing Fee, owing from any previous Distribution Dates;

               (4) to the Indenture Trustee, the Indenture Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Indenture Trustee Fees owing from any previous Distribution Dates;

               (5) to the Custodian, the Custodian Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Custodian Fees owing from any previous Distribution Dates;

               (6) to the Back-up Servicer for payment of the Back-up Servicer Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Back-up Servicer Fees owing from any previous Distribution Dates;

               (7) to the Owner Trustee, the Owner Trustee Fee (to the extent not previously paid by the Servicer) and any accrued but previously unpaid Owner Trustee Fees owing from any previous Distribution Dates;

               (8) to the extent not paid by the Servicer, to the Insurer, the Indenture Trustee, the Back-up Servicer, the Custodian and the Owner Trustee, payment of unpaid reimbursable expenses and indemnities, limited to no more than $50,000 on a cumulative basis for each such person, accrued following the Closing Date;

               (9) to the Insurer for payment of the Premium and the Insurer Unused Facility Fee due for the current Distribution Dates and any accrued but previously unpaid

     Premium and the Insurer Unused Facility Fee owing from any previous Distribution Dates;

               (10) to each Equipment Noteholder for payment, on a pro rata basis, of the Equipment Loan Note Interest Payment (excluding any Default Interest) due on such Distribution Date and the Equipment Unused Facility Fee and for the payment, on a pro rata basis, of any accrued but previously unpaid Equipment Loan Note Interest Payment (excluding any Default Interest) and the Equipment Unused Facility Fee owing from previous Distribution Dates;

               (11) to the Insurer for reimbursement of any draws made under the Ambac Policy in respect of interest, plus any accrued interest thereon and any accrued but previously unreimbursed interest draws made under the Ambac Policy, plus any accrued interest thereon, from any previous Distribution Dates;

               (12) to each Equipment Noteholder for payment, on a pro rata basis, of such Equipment Noteholder's then unpaid principal balance of the Equipment Notes until paid in full;

               (13) to the Insurer for reimbursement for any prior draws on the Ambac Policy for which the Insurer has not been reimbursed previously and interest on such amounts as provided in the Ambac Insurance Agreement, and any other unpaid Reimbursement Amounts or other amounts owed to the Insurer;

               (14) to each Equipment Noteholder for payment of Default Interest relating to the Equipment Notes;

               (15) to each Equipment Noteholder for payment of all NPA Indemnified Amounts and other indemnities due and owing to such Noteholder and any accrued but previously unpaid NPA Indemnified Amounts and other indemnities due and owing to such Equipment Noteholder from any previous Distribution Dates; and

               (16) to the Receivables Collection Account for application to payments of interest, principal or any other amounts to be paid from the Receivables Collection Account to the extent of any shortfall in such amounts; and

               (17) following payment in full of all Outstanding Obligations, any remaining amounts, released to the Issuer or its designee.

          (g) The Indenture Trustee Fees, Servicing Fees, Custodial Fees, Back-up Servicer Fees, Owner Trustee Fees, Premium, Insurer Unused Facility Fee, Default Interest, reimbursed expenses and indemnities, and unreimbursed interest draws on the Ambac Policy, NPA Indemnified Amounts and other unreimbursed indemnities due and owing to each Noteholder shall be apportioned between the Receivables Notes and Equipment Notes on a pro rata basis, based upon the relative outstanding principal balance of the Equipment Notes and the Receivables Notes.

          (h) If on any Distribution Date:

               (1) the Equipment Loan Available Amount or Receivables Available Amount, as the case may be, are insufficient to make the entire distributions in respect of the Equipment Loan Note Interest Payment and/or the Receivables Note Interest Payment;

               (2) an Equipment Loan Borrowing Base Shortfall would exist after giving effect to payments pursuant to clause (12) of Section 8.2(c);

               (3) a Receivables Borrowing Base Shortfall would exist after giving effect to payments pursuant to clause (11) of Section 8.2(e);

               (4) an Equipment Loan Borrowing Base Shortfall would exist after giving effect to payments pursuant to clause (12) of Section 8.2(f), or

               (5) if such Distribution Date is also the Final Scheduled Distribution Date and the Notes will not have been paid in full on such date;

     then the Indenture Trustee shall withdraw available funds from the Reserve Account to the extent available and necessary to make such payment of interest or principal or remedy such shortfalls and shall apply those funds to such payment of interest or principal or remedy such shortfalls; provided, however, that if there are insufficient funds to make all such payments of interest or principal or remedy such shortfall, as the case may be, then the amount then on deposit in the Reserve Account shall be allocated between the Equipment Notes on the one hand and the Receivables Notes on the other hand in accordance with Section 8.7 hereof. In addition, upon or at any time following the occurrence of an Event of Default, the Indenture Trustee shall (as and when directed to do so by the Control Party) withdraw such amount from the Reserve Account as the Control Party shall direct and apply such funds to the payment of principal and interest as provided in this Section 8.2; provided, however, that if there are insufficient funds to make all such payments of interest or principal, as the case may be, then the amount then on deposit in the Reserve Account shall be allocated between the Equipment Notes on the one hand and the Receivables Notes on the other hand in accordance with Section 8.7 hereof.

     In the event that the available funds in the Reserve Account are insufficient to complete all such payments of interest or principal or remedy such shortfalls as the case may be, the Indenture Trustee will draw, in accordance with Section 3.27, on the Letters of Credit to the extent of such shortfall. In addition, upon or at any time following the occurrence of an Event of Default, the Indenture Trustee, as and when directed to do so by the Control Party, shall draw on the Letters of Credit to the extent of the remaining Available Drawing Amount and apply the funds drawn from the Letters of Credit to the payment of principal or interest; provided, however, that if there are insufficient funds to make all such payments of interest or principal, as the case may be, then the Available Drawing Amount shall be allocated between the Equipment Notes on the one hand and the Receivables Notes on the other hand in accordance with Section 8.7 hereof.

          SECTION 8.3 General Provisions Regarding Accounts.

          (a) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (b) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Designated Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Servicer and the Indenture Trustee) on any Business Day; or (ii) an Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2(a), or, if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Designated Accounts in one or more Eligible Investments of the type described in clause (d) of the definition of Eligible Investments.

          SECTION 8.4 Release of Trust Estate.

          (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Indenture Trustee (x) shall (at the direction of the Control Party) or may (with the consent of the Control Party) and (y)) when required by the provisions of this Indenture, execute instruments to release property in the Trust Estate from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, solely in accordance with the express provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Insurer under the Indenture, the Insurance Agreement and the Ambac Policy, and to the Indenture Trustee pursuant to Section
6.7 have been paid, and the Ambac Policy has been canceled, notify the Issuer and the Insurer thereof in writing and upon receipt of an Issuer Request, release any remaining portion of the Trust Estate that secured the Notes and the Insurer from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts.

          SECTION 8.5 Opinion of Counsel. The Indenture Trustee and the Insurer shall receive at least seven days' notice when the Indenture Trustee is requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also receive as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee and the Control Party, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Notes or the rights of the Insurer or the Noteholders in contravention of the provisions of this Indenture or any of the Basic Documents; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

          SECTION 8.6 Additional Payments to Indenture Trustee and Insurer. The Issuer shall pay to the Indenture Trustee and the Insurer, solely from funds when, if and to the extent available for such purpose pursuant to Section 8.2, any amounts payable to such Person pursuant to Section 8.01 of the Pooling and Servicing Agreement and not so paid within 45 days of the date required.

          SECTION 8.7 Attribution of Reserve Account and Letters of Credit to Notes.

          (a) The Equipment Loan LC Amount and Receivables LC Amount, as applicable, shall be in an amount equal to the product of (x) the Available Drawing Amount and (y) a fraction, the numerator of which is equal to the Equipment Loan Collateral Value (in the case of the Equipment Loan LC Amount) and the Receivables Collateral Value (in the case of the Receivables LC Amount) and the denominator of which is equal to the sum of the Receivables Collateral Value and the Equipment Collateral Value.

          (b) The amount then on deposit in the Reserve Account to be attributed to the Equipment Notes and the Receivables Notes, as applicable, shall be in amount equal to the product of (x) the amount then on deposit in the Reserve Account and (y) a fraction, the numerator of which is equal to the Equipment Loan Collateral Value (in the case of the attribution amounts to the Equipment Notes) and the Receivables Collateral Value (in the case of the attribution of amounts to the Receivables Notes) and the denominator of which is equal to the sum of the Equipment Loan Collateral Value and the Receivables Collateral Value.

                                   ARTICLE IX

                                   AMENDMENTS

          SECTION 9.1 Amendments Without Consent of Noteholders.

          (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and, the prior written consent of the Insurer, the Control Party and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may amend the Indenture, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

          (ii) to evidence the succession, in compliance with Section 3.10 and the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

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

          (iii) to add to the covenants of the Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity or to correct or supplement any provision herein or in any amendment which may be inconsistent with any other provision herein, in any amendment or in any other Basic Document;

          (vi) to evidence and provide for the acceptance of the appointment in compliance with Article VI by a successor or additional Indenture Trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA, if applicable, or under any similar federal statute hereafter enacted to the extent required by the TIA, if applicable, or such statute and to add to this Indenture such other provisions as may be expressly required by the TIA, if applicable, or such act, and the Indenture Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition and the prior written consent of the Control Party, at any time and from time to time enter into one or more amendments or supplements hereto or may waive any of the provisions hereof for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders or the Insurer under this Indenture; provided, however, that any such action shall not, as evidenced by an Officer's Certificate from the Servicer, have the effect described in the proviso to Section 9.2(a).

          SECTION 9.2 Amendments With Consent of Noteholders; Waivers.

          (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies (with a copy to the Noteholders) and with the prior written consent of the Control Party, by Act of the Control Party delivered to the Issuer and the Indenture Trustee, amend the Indenture or waive any of the provisions thereof for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that without limiting any rights the Control Party may have with respect thereto, no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate applicable thereto (including by any amendment which affects the calculation of the amount of any payment

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

     of interest or principal due on any Note on any Distribution Date) or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for (a) any such amendment, (b) any waiver of compliance with certain provisions of this Indenture, certain defaults hereunder and their consequences as provided for in this Indenture or (c) any action described in Sections 3.7(e), 5.2, 5.6, 5.12(a), 6.8, or 6.16;

          (iii) modify or alter the provisions of the proviso to the definition of the terms "Outstanding", "Equipment Loan Borrowing Base", "Receivables Borrowing Base", "Equipment Loan Availability", "Receivables Availability", "Equipment Loan Advance Rate", or any of the defined terms necessary (but only to the extent necessary) for the interpretation of such terms;

          (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the Outstanding Notes;

          (v) modify any provision of this Section 9.2 to decrease the required minimum percentage necessary to approve any amendments to any provisions of this Indenture or any of the Basic Documents; or

          (vi) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any material part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any other Basic Document, terminate the lien of this Indenture on any material property at any time subject to the lien of this Indenture or deprive the Holder of any Note of any material portion of the security afforded by the lien of this Indenture to the extent such noteholder consent is required under this Indenture; or

          (b) The Indenture Trustee shall determine whether or not any Notes would be affected (such that the consent of each Noteholder would be required) by any amendment proposed pursuant to this Section 9.2 and any such determination shall be conclusive and binding upon all of the Noteholders, whether authenticated and delivered thereunder before or after the date upon which such amendment becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

          (c) It shall be sufficient as an Act of the Control Party if the Control Party approves the substance and the form of any proposed amendment.

          (d) Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or waiver in accordance with this Section 9.2, the Indenture Trustee shall mail to

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the Insurer and the Noteholders to which such amendment relates (with a copy to the Noteholders) a notice setting forth in general terms the substance of such amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

          (e) The Control Party may, by one or more instruments in writing to the Indenture Trustee, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

          (i) in respect of the payment of the principal or of interest on any Note (which may only be waived by the Holder of such Note), or

          (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Note outstanding affected (which only may be waived by the Holders of all Notes outstanding affected).

Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

          SECTION 9.3 Execution of Amendments or Waivers. In executing, or permitting the additional trusts created by, any amendment or waiver permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee and the Control Party shall be entitled to receive, and subject to Sections 6.1 and 6.2 (with respect to the Indenture Trustee), shall be fully protected in relying upon, an Opinion of Counsel and Officer's Certificate stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent to such execution have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4 Effect of Amendments or Waivers. Upon the execution of any amendment or waiver pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Insurer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications, waivers and amendments, and all the terms and conditions of any such amendment shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5 [Reserved]

          SECTION 9.6 Reference in Notes to Amendments and Waivers. Notes authenticated and delivered after the execution of any amendment pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment may be prepared and executed by the

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Issuer and authenticated and delivered by the Indenture Trustee in exchange for
Outstanding Notes of the same class.

                                    ARTICLE X

                               REDEMPTION OF NOTES

          SECTION 10.1 Redemption.

          (a) The Equipment Notes are subject to redemption upon the exercise by the Servicer of its option to purchase the Equipment Loans pursuant to Section
10.01 of the Pooling and Servicing Agreement. The purchase price for the Equipment Notes to be redeemed shall be equal to the applicable Redemption Price. The Issuer shall furnish the Control Party and the Rating Agencies notice of such redemption. If the Equipment Notes are to be redeemed pursuant to this
Section 10.1(a), the Issuer shall furnish notice thereof to the Indenture Trustee not later than 30 days prior to the Redemption Date and the Issuer shall deposit into the Loan Collection Account, at least one (1) Business Day before the Redemption Date, the aggregate Redemption Price of the Notes to be redeemed and all other amounts required to be paid pursuant to Section 9.01 of the Pooling and Servicing Agreement, whereupon all such Notes shall be due and payable on the Redemption Date.

          (b) [Reserved]

          (c) Within sixty days after the redemption in full pursuant to this
Section 10.1, the Indenture Trustee shall provide each of the Rating Agencies and the Control Party with written notice stating that all of such Equipment Notes have been redeemed.

          SECTION 10.2 Form of Redemption Notice.

          (a) Notice of redemption of the Equipment Notes under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than ten days prior to the applicable Redemption Date to each Holder of the Equipment Notes of record, respectively, at such Noteholder's address appearing in the Note Register, with a copy to the Control Party.

          (b) All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price; and

          (iii) the place where Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office of the Indenture Trustee to be maintained as provided in Section 3.2).

          (c) Notice of redemption of the Equipment Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Equipment Note to be redeemed shall not impair or affect the validity of the redemption of any other Equipment Note to be redeemed.

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

          SECTION 10.3 Equipment Notes Payable on Redemption Date.

          The Equipment Notes to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date cease to be Outstanding for purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

          SECTION 10.4 Conditional Call.

          Following the satisfaction of the Receivables Call Condition, but no earlier than the second anniversary of the Closing Date, the Transferor shall, as provided in Section 10.03 of the Pooling and Servicing Agreement, repurchase all (but not part) of the Receivables for an amount equal to the fair market value of such Receivables. The Transferor shall purchase the Receivables pursuant to this call promptly following satisfaction of the Receivables Call Condition, but in any event, no later than the day of the sale to the Third Party Purchaser which shall take place no later than 30 days after the satisfaction of the Receivables Call Condition.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

          SECTION 11.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes and the Insurer except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon and the rights of the Insurer to receive any premium or reimbursement under the Ambac Policy and the Insurance Agreement; (iv) Sections 3.2, 3.3, 3.4, 3.5, 3.7, 3.8, 3.10, 3.11, 3.12, 3.13, 3.14, 3.16, 3.19, 3.20, 3.21 and 3.24; (v) the
rights, obligations and immunities of the Indenture Trustee and the Insurer hereunder (including the rights of the Indenture Trustee and the Insurer under Section 6.7 and the obligations of the Indenture Trustee under Sections 11.2 and 11.4); and (vi) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

          (a) either:

               (1) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Ambac Policy has been terminated and has been returned to the Insurer and all amounts due to the Insurer under the Insurance Agreement have been paid in full; or

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

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                    (A) have become due and payable,

                    (B) will be due and payable on their respective Final
               Scheduled Distribution Dates within one year, or

                    (C) are to be called for redemption within one year under
               arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

     and the Issuer, in the case of (A), (B) or (C) of subsection 11.1(a)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are due and payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Dates for such Notes or the Redemption Date for such Notes (if such Notes are to be called for redemption pursuant to Section 10.1(a)), as the case may be;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer and all amounts due and payable to the Insurer under the Insurance Agreement, Ambac Policy, hereunder or the other Basic Documents; and

          (c) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate of the Issuer and an Opinion of Counsel each meeting the applicable requirements of Section 12.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

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

          SECTION 11.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Sections 3.3 and 11.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes or the Insurer for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest or other amounts due and payable under the Basic Documents; but such monies need not be segregated from other funds except to the extent required herein or in the Pooling and Servicing Agreement or by applicable law.

          SECTION 11.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to each class of Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to each such class of Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

          SECTION 11.4 Duration of Position of Indenture Trustee for Benefit of Registered Owners. Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of Notes of each class, (ii) the cancellation of such Notes pursuant to Section 2.8, (iii) payment in full of all amounts due and payable to the Insurer, (iv) the cancellation and termination of the Ambac Policy and (v) the discharge of the Indenture Trustee's duties hereunder with respect to such Notes and the Insurer, the Indenture Trustee shall continue to act in the capacity as Indenture Trustee hereunder for the benefit of the Registered Owners, and the Indenture Trustee, for the benefit of the Registered Owners shall, at the option of the Issuer, comply with its obligations under Sections 6.01(a), 6.02(a), 6.03(a), 6.04(a), 6.05(a), 9.02 and 9.03 of the Pooling and Servicing Agreement, as appropriate, until such time as all distributions in respect of the Certificates hereunder have been paid in full.

                                   ARTICLE XII

                                  MISCELLANEOUS

          SECTION 12.1 Compliance Certificates and Opinions, etc.

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Control Party: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

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

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Other than with respect to the release of any property or securities pursuant to Section 3.21, 8.2, 8.4, 10.1 and 10.4 of the Indenture and Section 6.09 of the Pooling and Servicing Agreement, whenever any property or securities are to be released from the lien of this Indenture, prior to the deposit with the Indenture Trustee of any of the Trust Estate or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall deliver to the Indenture Trustee and the Control Party an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities, if any, to be so deposited and of all other such securities made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

          (ii) Other than with respect to the release of any property or securities pursuant to Section 3.21, 8.2, 8.4, 10.1, and 10.4 of the Indenture and Section 6.09 of the Pooling and Servicing Agreement, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Control Party an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than pursuant to Section 3.21, 8.2 and 8.4 of the Indenture and Section 6.09 of the Pooling and Servicing Agreement, released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause
     (b)(ii), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

          (iii) Notwithstanding Section 2.9 and 8.4 or any other provision of this Section 12.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Loans as and to the extent expressly permitted or required by the Basic Documents and (B) make cash

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     payments out of the Designated Accounts and the Certificate Distribution
     Account as and to the extent expressly permitted or required by the Basic Documents.

          SECTION 12.2 Form of Documents Delivered to Indenture Trustee.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, ALER, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, ALER, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Control Party, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Control Party's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 12.3 Acts of Noteholders and the Insurer.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Control Party, the Insurer, Noteholders or a class of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action

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

embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Person or Persons signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.3.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 12.4 Notices, etc., to Indenture Trustee, Issuer, the Control Party and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or the Control Party or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with the Indenture Trustee, the Issuer, the Control Party, the Noteholders or the Rating Agencies under this Indenture shall be made upon, given or furnished to or filed with such party as specified in Appendix B to the Pooling and Servicing Agreement.

          SECTION 12.5 Notices to Noteholders; Waiver.

          (a) Where this Indenture provides for notice to Noteholders or the Control Party of any condition or event, such notice shall be given as specified in Appendix B to the Pooling and Servicing Agreement.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders or the Insurer shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

          SECTION 12.6 Alternate Payment and Notice Provisions.

          Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 12.7 [Reserved]

          SECTION 12.8 Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 12.9 Successors and Assigns.

          (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

          (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

          SECTION 12.10 Separability.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 12.11 Benefits of Indenture.

          The Insurer and its successors and assigns shall be a third party beneficiary to the provisions of this Indenture, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce such provisions of the Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and the Insurer any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 12.12 Legal Holidays.

          If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 12.13 Governing Law.

          ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 12.14 Counterparts.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 12.15 Recording of Indenture.

          If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and, the Control Party) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 12.16 No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

          (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

          (ii) any owner of a beneficial interest in the Issuer; or

          (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed in the Basic Documents (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          SECTION 12.17 No Petition.

          The Indenture Trustee, by entering into this Indenture, each Noteholder and Note Owner, by accepting a Note (or interest therein) issued hereunder, and the Insurer, by issuing the Ambac Policy and accepting the benefits herein provided to it, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the Outstanding Obligations shall have been paid in full and the termination of this Indenture with respect to the Issuer pursuant to Section 11.1, acquiesce, petition or otherwise invoke or cause ALER or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ALER or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ALER or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ALER or the Issuer. The covenants and agreements contained in this Section
12.17 shall survive the termination of this Indenture.

          SECTION 12.18 Inspection.

          The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee and the Control Party during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder or as otherwise required in connection with the enforcement or administration of the transactions under the Basic Documents.

          SECTION 12.19 Assignment.

          Notwithstanding anything to the contrary contained herein, this Indenture may not be assigned by the Issuer without the prior written consent of the Control Party. The Issuer shall provide written notice of such assignment to the Rating Agencies and the Insurer (with a copy to the Noteholders).

          SECTION 12.20 Survival of Agreement.

          All covenants, agreements, representations and warranties made herein and in the other documents delivered pursuant hereto shall survive the pledge of the Trust Estate and the issuance of the Notes and except as provided in Section 11.1, shall continue in full force and effect until payment in full of the Notes and all amounts owing to the Indenture Trustee and the Insurer hereunder and under the Basic Documents, as applicable.

          SECTION 12.21 Cooperation and Further Assurances.

          (a) The Issuer hereby agrees that it will cooperate in good faith and use commercially reasonable efforts to assist any requesting Co-Administrative Agent in any sale or securitization of the Notes to take place after the Conversion Date; provided, however, that each of the parties hereto agrees that it shall not be obligated to take any action (including making any changes or amendments to any of the Basic Document), or provide any consent if such party would thereby incur any material obligations or liabilities as a result thereof; provided, further, that such requesting Co-Administrative Agent shall, at the written request of the assisting party, offer such party indemnification reasonably satisfactory to such party against any costs, liabilities and expenses incurred in providing any requested assistance.

          (b) In the event of any Regulatory Change (as defined in the Note Purchase Agreement; provided, that for purposes of this Section, the term Regulatory Change shall include the Insurer) which results in either (i) a determination that the Issuer or any CP Conduit (as defined in the Note Purchase Agreement) is not a Qualified Special Purpose Entity that is not required, under generally accepted accounting principles, to consolidate its financial statements with any other entity, or (ii) a cost arising under Section 2.3 of the Note Purchase Agreement, the parties hereto agree to negotiate in good faith to amend the Basic Documents in order to eliminate the consolidation requirement; provided, however, that no party shall be obligated to take any action (or make any amendments) if in the reasonable opinion of such party any such amendment to the Basic Documents will be unlawful or otherwise disadvantageous or inconsistent with its policies or regulatory restrictions or result in any liability, unreimbursed cost or expense to such party.

          SECTION 12.22 Waiver of Jury Trial.

          EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE, THE BASIC DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS INDENTURE AND THE OTHER RELATED DOCUMENTS TO WHICH IT IS A PARTY, BY AMONG OTHER THINGS, THIS WAIVER.

          SECTION 12.23 Consent to Jurisdiction.

          THE ISSUER IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS INDENTURE, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT OR ACTION OR

PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS INDENTURE OR ANY OF THE OTHER RELATED DOCUMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. THE ISSUER IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION, WHOSE ADDRESS IS 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. THE ISSUER AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON IT. NOTHING CONTAINED IN THIS INDENTURE SHALL LIMIT OR AFFECT THE RIGHTS OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO START LEGAL PROCEEDINGS RELATED TO ANY OF THE RELATED DOCUMENTS AGAINST THE ISSUER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY JURISDICTION.

          SECTION 12.24 No Recourse

          It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

          SECTION 12.25 No Recourse as to Indenture Trustee. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by The Bank of New York, not individually or personally but solely as indenture trustee under the Indenture and the Basic Documents, in the exercise of the powers and authority conferred and vested in it and (b) nothing herein contained shall be construed as creating any liability on The

Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, as Issuer

By: WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as
Owner Trustee


By:  /s/ Kathleen A. Pedelini
   --------------------------
Name:  Kathleen A. Pedelini
Title: Financial Services Officer


THE BANK OF NEW YORK,
not in its individual capacity but solely as Indenture Trustee


By:  /s/ Erwin Soriano
   --------------------------
Name:  Erwin Soriano
Title: Assistant Treasurer

                                   EXHIBIT A-1

                                                              Up to $[_________]

          BY ACQUIRING THIS NOTE EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS EITHER (1) NOT AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN OR GOVERNMENT PLANS), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN INVESTOR") OR (2) AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT THAT AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD IT HOLDS THIS NOTE,
(I) IT IS ELIGIBLE FOR AND MEETS THE REQUIREMENTS OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (II) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT ARE (OR REPRESENT) ASSETS OF A BENEFIT PLAN INVESTOR, AND (III) IT IS NOT A SERVICE PROVIDER TO THE TRUST, OR AN AFFILIATE OF THE FOREGOING, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 C.F.R. 2510.3-101(F)(1).

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION UNDER THE 1933 ACT AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE TRANSFEROR WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE TRANSFEROR, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTIONS.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

                              EQUIPMENT LOAN NOTES

          ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred
to as the "Issuer"), for value received, hereby promises to pay to     , or
                                                                  -----
registered assigns, (i) the principal sum of           ($__________) or such
                                             ----------
lesser principal amount as may then constitute the aggregate unpaid balance of the Equipment Loan Note which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of November 26, 2002 (as

                                       A-1-1
amended,restated or otherwise modified from time to time, the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture. A record of each Advance, prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                       A-1-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                ALLIANCE LAUNDRY EQUIPMENT
                                     RECEIVABLES TRUST 2002-A, as Issuer


                                     By: WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but solely
                                     as Owner Trustee


                                     By:  /s/ Janel R. Havrilla
                                        -------------------------------
                                        Name:  Janel R. Havrilla
                                        Title: Financial Services Officer

                                      A-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:

                                     THE  BANK OF NEW  YORK,  not in its
                                     individual  capacity  but
                                     solely as Indenture Trustee


                                     By:  /s/ Erwin Soriano
                                        -------------------------------
                                     Name:  Erwin Soriano
                                     Title: Assistant Treasurer

                                      A-1-4

                                 REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Equipment Loan Notes, all issued under an Indenture, dated as of November 26, 2002 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all amendments thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Indenture secures the payment of principal and interest on, and any other amounts owing in respect of the Notes, equally and ratably without prejudice, priority or distinction.

          Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause Alliance Laundry Equipment Receivables 2002 LLC ("ALER") or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ALER or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ALER or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ALER or the Issuer.

          Each Noteholder, by acceptance of a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Loans and/or the Receivables for the purpose of federal income taxes, state and local income and

                                      A-1-5
franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party. The Indenture also contains provisions permitting the Control Party to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Control Party shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, and the obligations, rights and remedies of the Indenture Trustee hereunder shall be determined in accordance with the internal laws of the State of New York.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither ALER, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants,

                                      A-1-6
obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-1-7

                                   EXHIBIT A-2

                                                                    $[_________]

          BY ACQUIRING THIS NOTE EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS EITHER (1) NOT AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN OR GOVERNMENT PLANS), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN INVESTOR") OR (2) AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT THAT AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD IT HOLDS THIS NOTE,
(I) IT IS ELIGIBLE FOR AND MEETS THE REQUIREMENTS OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (II) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT ARE (OR REPRESENT) ASSETS OF A BENEFIT PLAN INVESTOR, AND (III) IT IS NOT A SERVICE PROVIDER TO THE TRUST, OR AN AFFILIATE OF THE FOREGOING, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 C.F.R. 2510.3-101(F)(1).

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION UNDER THE 1933 ACT AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE TRANSFEROR WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE TRANSFEROR, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTIONS.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

                                RECEIVABLES NOTE

          ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred
to as the "Issuer"), for value received, hereby promises to pay to      , or
                                                                   -----
registered assigns, (i) the principal sum of           ($__________) or such
                                             ----------
lesser principal amount as may then constitute the aggregate unpaid balance of the Equipment Loan Note which sum shall be payable

                                      A-2-1
on the dates and in the amounts set forth in the Indenture, dated as of November 26, 2002 (as amended, restated or otherwise modified from time to time, the "Indenture"), between the Issuer and The Bank of New York as indenture trustee (the "Indenture Trustee"), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture. A record of each Advance, prepayment and repayment shall be made by the Indenture Trustee and absent manifest error such record shall be conclusive.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                      A-2-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                              ALLIANCE LAUNDRY EQUIPMENT
                                   RECEIVABLES TRUST 2002-A, as Issuer


                                   By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely as
                                   Owner Trustee


                                   By:  /s/ Janel R. Havrilla
                                      --------------------------------
                                      Name:  Janel R. Havrilla
                                      Title: Financial Services Officer

                                      A-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated: THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee


                                   By:  /s/ Erwin Soriano
                                      --------------------------------
                                      Name:  Erwin Soriano
                                      Title: Assistant Treasurer

                                      A-2-4

                                 REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Receivables Notes, all issued under an Indenture, dated as of November 26, 2002 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all amendments thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Indenture secures the payment of principal and interest on, and any other amounts owing in respect of the Notes, equally and ratably without prejudice, priority or distinction.

          Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause Alliance Laundry Equipment Receivables 2002 LLC ("ALER") or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ALER or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ALER or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ALER or the Issuer.

          Each Noteholder, by acceptance of a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Loans and/or the Receivables for the purpose of federal income taxes, state and local income and

                                      A-2-5
franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party. The Indenture also contains provisions permitting the Control Party to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Control Party shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, and the obligations, rights and remedies of the Indenture Trustee hereunder shall be determined in accordance with the internal laws of the State of New York.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither ALER, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of

                                      A-2-6
principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-2-7

                                                                       EXHIBIT B

                         LOCATIONS OF SCHEDULE OF LOANS

          The Schedule of Loans is on file at the offices of:

          2.   The Indenture Trustee

          3.   The Owner Trustee

          4.   ALS

          5.   Alliance Laundry Equipment Receivable

                                  SCHEDULE 3.22

                        PERFECTION CERTIFICATE -- ISSUER

     The undersigned, Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer"), hereby certifies, with reference to the Indenture (the "Indenture"), dated as of November 26, 2002 (terms defined in this certificate shall have the same meanings herein as specified in the Pooling and Servicing Agreement (as defined in the Indenture)), among the Alliance Laundry Receivables 2002 LLC, Alliance Laundry Systems LLC the "Issuer", to the Issuer, the Indenture Trustee and each Beneficiary as follows:

     1. Name. The exact legal name of the Issuer as that name appears on its Certificate of Trust is as follows:

     Alliance Laundry Equipment Receivables Trust 2002-A

     2.   Other Identifying Factors.

     (a) The following is the mailing address of the Issuer:

     C/O Wilmington Trust
     Rodney Square North
     1100 North Market
     Wilmington, DE  19890-0001

     (b) If different from its mailing address, the Issuer's place of business or, if more than one, its chief executive office is located at the following address:

     (c) The following is the type of organization of the Issuer:

     Delaware Statutory Trust

     (d) The following is the jurisdiction of the Issuer's organization:

     Delaware

     (e) The following is the Issuer's state issued organizational identification number [To Be Completed After Formation];

     3.   Other Names, Etc.

     (a) The following is a list of all other names (including trade names or similar appellations) used by the Issuer, or any other business or organization to which the Issuer became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

     None

     (b) Attached hereto is the information required in Section 2 for any other business or organization to which the Issuer became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

     Not Applicable

     4.   Other Current Locations.

     (a) The following are all other locations in the United States of America in which the Issuer maintains any books or records relating to the Trust Estate consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

     None

     (b) [Reserved]

     (c) The following are all other locations in the United States of America where the Trust Estate consisting of inventory or equipment is located:

     Not Applicable

     (d) The following are the names and addresses of all persons or entities other than the Issuer, such as consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of the Trust Estate consisting of instruments, chattel paper, inventory or equipment:

     LaSalle Bank National Association
     2571 Busse Road
     Suite 200
     Elk Grove Village, IL  60007

     5.   Prior Locations.

     (a) Set forth below is the information required by Section 4(a) with respect to each location or place of business previously maintained by the Issuer at any time during the past five years in a state in which the Issuer has previously maintained a location or place of business at any time during the past four months:

     Not Applicable

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on
          , 2002.
----------

                                          ALLIANCE LAUNDRY EQUIPMENT
                                          RECEIVABLES TRUST 2002-A, as Issuer


                                          By: WILMINGTON TRUST COMPANY, not
                                          in its individual capacity but
                                          solely as Owner Trustee


                                          By:  /s/ Donald G. Mackelcan
                                             --------------------------------
                                          Name:  Donald G. Mackelcan
                                          Title: Vice President